UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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Accelr8 Technology Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ACCELR8 TECHNOLOGY CORPORATION

7000 North Broadway, Building 3-307

Denver, Colorado 80221

(303) 863-8088

November , 2012

To the Shareholders of Accelr8 Technology Corporation:

You are cordially invited to attend the Annual Meeting of Shareholders of Accelr8 Technology Corporation, a Colorado corporation (the “Company”), which will be held at 2:30 p.m., local time, on Wednesday, December 12, 2012, at the Warwick Hotel Denver, 1776 Grant Street, Denver, Colorado 80203 for the following purposes:

1. to elect the following four (4) persons to serve as directors of the Company until the next Annual Meeting of Shareholders and thereafter until their successors shall have been elected and qualified: Lawrence Mehren, John Patience, Jack Schuler and Matthew W. Strobeck, Ph.D.;

2. to approve a proposal to change our state of incorporation from Colorado to Delaware;

3. to approve a proposal to change our name from “Accelr8 Technology Corporation” to “Accelerate Diagnostics, Inc.”;

4. to approve a new Certificate of Incorporation of the Company (provided that the proposal to change our state of incorporation from Colorado to Delaware is approved);

5. to approve the Accelr8 Technology Corporation 2012 Omnibus Equity Incentive Plan;

6. to ratify the selection of Comiskey & Company, P.C. as the independent public accountants of the Company for the fiscal year ending December 31, 2013; and

7. to transact such other business as may properly come before the annual meeting or any continuation, postponement or adjournment thereof.

The accompanying Notice of Meeting and Proxy Statement describe these matters. We urge you to read this information carefully.

The Company’s Board of Directors unanimously believes that election of its nominees for directors; approval of the proposal to change our state of incorporation from Colorado to Delaware; approval of the proposal to change our name from “Accelr8 Technology Corporation” to “Accelerate Diagnostics, Inc.”; approval of the new Certificate of Incorporation of the Company (provided that the proposal to change our state of incorporation from Colorado to Delaware is approved); approval of the Accelr8 Technology Corporation 2012 Omnibus Equity Incentive Plan; and ratification of the selection of Comiskey & Company, P.C. as the Company’s independent registered public accounting firm for fiscal year 2013 are in our best interests and that of our shareholders, and, accordingly, recommends a vote FOR election of the four nominees for directors; FOR the approval of the proposal to change our state of incorporation from Colorado to Delaware; FOR the approval of the proposal to change our name from “Accelr8 Technology Corporation” to “Accelerate Diagnostics, Inc.”; FOR the approval of the new Certificate of Incorporation of the Company; FOR the approval of the Accelr8 Technology Corporation 2012 Omnibus Equity Incentive Plan; and FOR the ratification of the selection of Comiskey & Company, P.C. as the Company’s independent registered public accountants for fiscal year 2013.

In addition to the business to be transacted as described above, management will speak on our recent developments and respond to comments and questions of general interest to shareholders.

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It is important that your shares be represented and voted whether or not you plan to attend the annual meeting in person. You may vote on the Internet, by telephone or by completing and mailing the enclosed proxy card or the form forwarded by your bank, broker or other holder of record. Voting over the Internet, by telephone or by written proxy will ensure your shares are represented at the annual meeting. Voting on the Internet or by telephone may not be available to all shareholders. Please review the instructions on the proxy card or the information forwarded by your bank, broker or other holder of record regarding each of these voting options.

On behalf of the Board of Directors, I would like to express our appreciation for your support of the Company.

  By order of the Board of Directors,

/s/ Lawrence Mehren

Lawrence Mehren

President and Chief Executive Officer

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ACCELR8 TECHNOLOGY CORPORATION

7000 North Broadway, Building 3-307

Denver, Colorado 80221

(303) 863-8088

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held on Wednesday, December 12, 2012

To the Shareholders of Accelr8 Technology Corporation:

Notice is hereby given that the 2012 Annual Meeting (the “Annual Meeting”) of the shareholders (the “Shareholders”) of Accelr8 Technology Corporation, a Colorado corporation (the “Company”), will be held at 2:30 p.m., local time, on Wednesday, December 12, 2012, at the Warwick Hotel Denver, 1776 Grant Street, Denver, Colorado 80203, and any adjournments or postponements thereof for the following purposes:

1. to elect the following four (4) persons to serve as directors of the Company until the next Annual Meeting of Shareholders and thereafter until their successors shall have been elected and qualified: Lawrence Mehren, John Patience, Jack Schuler and Matthew W. Strobeck, Ph.D.;

2. to approve a proposal to change our state of incorporation from Colorado to Delaware;

3. to approve a proposal to change our name from “Accelr8 Technology Corporation” to “Accelerate Diagnostics, Inc.”;

4. to approve a new Certificate of Incorporation of the Company (provided that the proposal to change our state of incorporation from Colorado to Delaware is approved);

5. to approve the Accelr8 Technology Corporation 2012 Omnibus Equity Incentive Plan;

6. to ratify the selection of Comiskey & Company, P.C. as the independent public accountants of the Company for the fiscal year ending December 31, 2013; and

7. to transact such other business as may properly come before the annual meeting or any continuation, postponement or adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this notice. We are not aware of any other business to come before the meeting

The Company’s Board of Directors has fixed the close of business on October 26, 2012 as the record date for the determination of shareholders entitled to notice of, and to vote at, this annual meeting and at any continuation, postponement or adjournment thereof. A list of shareholders will be available for inspection by our shareholders at our principal executive offices at 7000 North Broadway, Building 3-307, Denver, Colorado 80221 beginning two business days after notice of the annual meeting is given and continuing through the meeting.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on Wednesday, December 12, 2012: the Proxy Statement for the Annual Meeting and the Annual Report to Shareholders for the fiscal year ended July 31, 2012 are available at https://materials.proxyvote.com/004304.

By order of the Board of Directors,

/s/ Lawrence Mehren

Lawrence Mehren

President and Chief Executive Officer

Denver, Colorado

November , 2012

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. YOU ALSO MAY VOTE YOUR SHARES ON THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON YOUR PROXY CARD.

EVEN IF YOU HAVE PROVIDED US WITH YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE ANNUAL MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

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ACCELR8 TECHNOLOGY CORPORATION

7000 North Broadway, Building 3-307

Denver, Colorado 80221

PROXY STATEMENT

Dated November , 2012

ANNUAL MEETING OF SHAREHOLDERS

FOR THE FISCAL YEAR ENDED JULY 31, 2012

TO BE HELD ON DECEMBER 12, 2012

GENERAL

This Proxy Statement is being furnished to the shareholders of Accelr8 Technology Corporation, a Colorado corporation (the “Company”), in connection with the solicitation of proxies by the board of directors of the Company (the “Board”) from holders (the “Shareholders”) of outstanding shares of common stock, no par value, of the Company (the “Common Stock”), for use at the Annual Meeting of the Shareholders for the fiscal year ended July 31, 2012, to be held at 2:30 p.m., local time, on December 12, 2012, at the Warwick Hotel Denver, 1776 Grant Street, Denver, Colorado 80203, and any adjournments or postponements thereof (the “Annual Meeting”). This Proxy Statement, Notice of Annual Meeting of Shareholders and the accompanying proxy card are first being mailed to shareholders on or about November , 2012.

INFORMATION ABOUT THE ANNUAL MEETING

When is the Annual Meeting?

December 12, 2012, 2:30 p.m. (Mountain Standard Time).

Where will the Annual Meeting be held?

The Annual Meeting will be held at the Warwick Hotel Denver, 1776 Grant Street, Denver, Colorado 80203.

What is being considered at the Annual Meeting?

At the Annual Meeting, stockholders will be acting upon the following proposals:

1. to elect the following four (4) persons to serve as directors of the Company until the next Annual Meeting of Shareholders and thereafter until their successors shall have been elected and qualified: Lawrence Mehren, John Patience, Jack Schuler and Matthew W. Strobeck, Ph.D.;

2. to approve a proposal to change our state of incorporation from Colorado to Delaware (the “Reincorporation”);

3. to approve a proposal to change our name from “Accelr8 Technology Corporation” to “Accelerate Diagnostics, Inc.” (the “Name Change”);

4. to approve a new Certificate of Incorporation of the Company (provided that the proposal to change our state of incorporation from Colorado to Delaware is approved);

5. to approve the Accelr8 Technology Corporation 2012 Omnibus Equity Incentive Plan;

6. to ratify the selection of Comiskey & Company, P.C. as the independent public accountants of the Company for the fiscal year ending December 31, 2013; and

7. to transact such other business as may properly come before the annual meeting or any continuation, postponement or adjournment thereof.

In addition, our management will report on our progress and respond to your questions.

Why are shareholders voting to ratify the selection of Comiskey & Company, P.C. as the independent public accountants of the Company for the fiscal year ending December 31, 2013 and not July 31, 2013?

On October 31, 2012, the Board authorized a change in the Company’s fiscal year end from July 31 to December 31.

Who is entitled to vote at the Annual Meeting?

You may vote at the Annual Meeting if you owned Common Stock as of the close of business on the record date for the Annual Meeting, which was October 26, 2012. Each share of Common Stock is entitled to one vote.

How do I vote?

You can vote in the following ways:

•	by attending the Annual Meeting at 2:30 p.m., local time, on December 12, 2012, at the Warwick Hotel Denver, 1776 Grant Street, Denver, Colorado 80203, and at any adjournment or postponements thereof and voting thereat;
•	over the Internet or by telephone using the instructions on the enclosed proxy card;
•	by completing, signing, dating and returning the enclosed proxy card (applicable only to stockholders of record); or
•	by following the instructions on the voting instruction form (applicable only to beneficial holders of shares of Common Stock held in “street name”).

What if I return my proxy card but do not include voting instructions?

Proxies that are signed and returned but do not include voting instructions will be voted FOR the election of the four candidates as directors, FOR the proposal to change our state of incorporation from Colorado to Delaware, FOR the proposal to change our name from “Accelr8 Technology Corporation” to “Accelerate Diagnostics, Inc.”, FOR approval of the new Certificate of Incorporation of the Company, FOR approval of the Accelr8 Technology Corporation 2012 Omnibus Equity Incentive Plan, and FOR ratifying the appointment of Comiskey & Company, P.C., as the Company’s independent certified public accountants for the fiscal year ending December 31, 2013.

Will my shares be voted if I do not provide my proxy?

If you hold your shares directly in your own name, they will not be voted if you do not provide a Proxy or attend the annual meeting and vote in person.

Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms generally have the authority to vote customers’ un-voted shares on certain “routine” matters. With the sole exception of the ratification of Comiskey & Company, P.C. as the Company’s independent auditors for the fiscal year ending December 31, 2013, no matters submitted for shareholder approval herein are “routine” matters. When a brokerage firm votes its customers’ un-voted shares, these shares are counted for purposes of establishing a quorum.  At our Annual Meeting these shares will be counted as voted by the brokerage firm with respect to ratifying the selection of Comiskey & Company, P.C. as Company’s auditors for the year ending December 31, 2013.

How do I vote if I hold shares registered in the name of a broker or bank?

If, on the record date (October 26, 2012), your shares were not held in your name, but rather were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and a Notice of Proxy Materials was forwarded to you by that organization. The organization holding your account is considered to be the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares held in your account. You are also invited to attend the Annual Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent and bring such proxy to the Annual Meeting. If you want to attend and vote at the Annual Meeting, you must provide proof of beneficial ownership as of the record date, such as your most recent account statement showing ownership as of October 26, 2012, a copy of the voting instruction card provided by your broker or other agent, or other similar evidence of ownership. Whether or not you plan to attend the Annual Meeting, we urge you to provide voting instructions to your broker or other agent in advance of the Annual Meeting to ensure your vote is counted. Your broker or other agent will furnish you with additional information regarding the submission of such voting instructions.

Can I change my mind after I return my proxy?

Yes. You may change your vote at any time before your proxy is voted at the Annual Meeting. If you are a shareholder of record, you can do this by giving written notice to your respective corporate secretary, by submitting another proxy with a later date, or by attending the Annual Meeting and voting in person. If you are a shareholder in “street” or “nominee” name, you should consult with the bank, broker or other nominee regarding that entity’s procedures for revoking your voting instructions.

How many shares are eligible to be voted at the Annual Meeting?

The record date for the Annual Meeting was October 26, 2012. Only shareholders of record at the close of business on October 26, 2012 will be entitled to vote at the Annual Meeting. At the close of business on that date, there were issued and outstanding 25,331,939 shares of the Company’s Common Stock entitled to one vote per share.

How many votes must be present to hold the Annual Meeting?

Your shares are counted as present at the Annual Meeting if you attend the meeting and vote in person or if you properly return a proxy by mail or the other methods described in these materials. In order for us to conduct our meeting, one third (33%) of our outstanding shares of Common Stock as of October 26, 2012 must be present in person or by proxy at the meeting. This is referred to as a quorum. In order to assure that there is a quorum, it may be necessary for certain officers, directors, regular employees and other representatives of the Company to solicit proxies by telephone, facsimile or in person. These persons will receive no extra compensation for their services.

If a quorum is not present, then either the chairman of the meeting or the shareholders entitled to vote at the meeting may adjourn the meeting until a later time. Abstentions and broker “non-votes” are counted as present or represented for purposes of determining the presence or absence of a quorum. A broker “non-vote” occurs when a broker holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because, in respect of such other proposal, the broker does not have discretionary voting power and has not received voting instructions from the beneficial owner. The Company’s executive officers and directors have advised the Company that they intend to vote their shares (including those shares over which they hold voting power), representing approximately 56.3% of the outstanding shares of Common Stock as of October 15, 2012, in favor of each of the proposals described above.

What vote is required to elect directors?

Directors are elected by a plurality of the votes cast. Abstentions and broker “non-votes” (shares held by brokers or nominees as to which they have no discretionary authority to vote on a particular matter and have received no voting instructions from the beneficial owners or persons entitled to vote thereon) will have no effect on the vote for re-election of directors. Cumulative voting will not be permitted in connection with the election of directors.

What vote is required to approve the Reincorporation, the Name Change, the Accelr8 Technology Corporation 2012 Omnibus Equity Incentive Plan, and to ratify the selection of Comiskey & Company, P.C. as the Company’s independent auditors for the fiscal year ending December 31, 2013?

The proposals for the Reincorporation, the Name Change, approval of the new Certificate of Incorporation of the Company, approval of the Accelr8 Technology Corporation 2012 Omnibus Equity Incentive Plan and the ratification of the selection of Comiskey & Company, P.C. as Company’s independent auditors for the fiscal year ending December 31, 2013 will each require an affirmative vote of the majority of the votes cast in person or by proxy, provided that a quorum is present at the Annual Meeting. Only proxies indicating votes “FOR,” “AGAINST” or “ABSTAIN” on these proposals or providing the designated proxies with the right to vote in their judgment and discretion on this proposal are counted to determine the number of shares present and entitled to vote.   Assuming a quorum is present at the Annual Meeting, abstentions and broker non-votes will have no effect on the results of the votes on these proposals.

How will voting on any other business be conducted?

Although we do not know of any business to be conducted at the Annual Meeting other than the proposals described in this Proxy Statement, if any other business comes before the Annual Meeting, your signed proxy card gives authority to the proxy holders to vote on those matters at their discretion.

Who will bear the costs of this solicitation?

We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this Proxy Statement, the proxy card and any additional information furnished to Shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to the beneficial owners. We may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to the beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, facsimile or personal solicitation by our directors, officers or other regular employees.

[Remainder of this Page Intentionally Left Blank]

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Directors, Director Nominees and Executive Officers

The following table sets forth certain information with respect to the current directors, director nominees and executive officers of our Company:

Name	Age	Position
Lawrence Mehren	45	President, Chief Executive Officer and Director
Jack Schuler	72	Director
John Patience	64	Director
Matthew W. Strobeck, Ph.D.	39	Director
Thomas V. Geimer	65	Director
Steve Reichling	34	Chief Financial Officer

Lawrence Mehren has served as the Chief Executive Officer and a Director of the Company since June 26, 2012. Mr. Mehren served as Senior Vice President and Chief Financial Officer of Ventana Medical Systems from 2007 until 2008 and as Head of Global Business from 2008 until 2011. Previously, he was Managing Director, Partner and head of P&M Corporate Finance’s (an investment banking firm based in Detroit, Michigan) life sciences practice. Prior to his tenure at P&M, Mr. Mehren worked in management positions with Gale Group, a division of The Thomson Corporation, as well as Merrill Lynch. Mr. Mehren holds a B.A. in Political Science from the University of Arizona and an M.B.A. from Northwestern University’s Kellogg Graduate School of Management.

Jack Schuler has served as a Director of the Company since June 26, 2012. Mr. Schuler is a founding partner of Crabtree Partners, a private equity investment firm. Mr. Schuler served as a director of Ventana Medical Systems, Inc. from 1991 and as Chairman of the Board from 1995 until Ventana’s acquisition by Roche in 2008. Mr. Schuler has been a director of Stericycle, Inc. (NASDAQ: SRCL) since March 1990, formerly serving as Chairman of the Board, and continues to serve as Lead Director for Stericyle. Prior to joining Stericycle, Inc., Mr. Schuler held various executive positions at Abbott Laboratories from December 1972 through August 1989, most recently serving as President and Chief Operating Officer. He is currently a director of Quidel Corporation (NASDAQ: QDEL) and Medtronic, Inc. (NYSE: MDT). Mr. Schuler holds a B.S. in Mechanical Engineering from Tufts University and an M.B.A. from Stanford University.

John Patience has served as a Director of the Company since June 26, 2012. Mr. Patience is also a founding partner of Crabtree Partners, a private equity investment firm. Mr. Patience served as a director of Ventana Medical Systems, Inc. from 1989 and as Vice Chairman from 1999 until Ventana’s acquisition by Roche in 2008. Mr. Patience has been a director of Stericycle, Inc. (NASDAQ: SRCL) since 1989. Mr. Patience was previously a partner of a venture capital investment firm that provided both Ventana and Stericycle with early stage funding. Mr. Patience was also previously a partner in the consulting firm of McKinsey & Co., Inc., specializing in health care. Mr. Patience holds a B.A. in Liberal Arts and an L.L.B. from the University of Sydney, Australia, and an M.B.A. from the University of Pennsylvania’s Wharton School of Business.

Matthew W. Strobeck, Ph.D. has served as a Director of the Company since July 7, 2012. Dr. Strobeck currently serves as a director of Metabolix, Inc. (NASDAQ: MBLX), an innovation-driven bioscience company focused on delivering sustainable solutions to the plastics, chemicals and energy industries.  He was a Partner and Member of the Management Committee and Advisory Board of Westfield Capital Management from 2008 until 2011, having served as a member of the investment team, specializing in healthcare and life sciences, from May 2003 to June 2008. Dr. Strobeck was a fellow in the Department of Biology at MIT from December 2001 to June 2002.  Dr. Strobeck received his B.S. from St. Lawrence University, a Ph.D. from the University of Cincinnati, a S.M. from Harvard University/MIT Health Sciences Technology Program, and a S.M. from the MIT Sloan School of Management.

Thomas V. Geimer has served as a Director of the Company since 1987 and as the Chief Executive Officer, Chief Financial Officer and Secretary of the Company from 1987 until June 2012. Before assuming full-time responsibilities at the Company, Mr. Geimer founded and operated an investment banking firm.

Steve Reichling has served as the Company’s Chief Financial Officer since September 10, 2012. Prior to joining the Company, Mr. Reichling served as general manager of Spring Bioscience Corp., a R&D and research products subsidiary of Roche Tissue Diagnostics. From January 2003 to December 2009, Mr. Reichling held various finance, accounting and operations leadership roles at Roche Tissue Diagnostics and Ventana Medical Systems, Inc., including director of finance and operations, manager of business development finance, and head of Internal Audit and Sarbanes Oxley Compliance. From October 2002 to January 2003, Mr. Reichling was an auditor at Ernst & Young LLP. Mr. Reichling received his B.A. in accounting and entrepreneurship from the University of Arizona and is a Certified Public Accountant.

  There are no agreements or understandings for any of our executive officers or director to resign at the request of another person and no officer or director is acting on behalf of nor will any of them act at the direction of any other person.

Directors are elected until their successors are duly elected and qualified.

Director Independence

After the Annual Meeting, it is expected that the Board will consist of Messrs. Mehren, Schuler, Patience and Dr. Strobeck. The Company utilizes the definition of “independent” as it is set forth in Section 803A of the NYSE Amex Company Guide. Further, the Board considers all relevant facts and circumstances in its determination of independence of all members of the Board (including any relationships). Based on the foregoing criteria, the Board has determined that Messrs. Schuler, Patience and Dr. Strobeck are considered independent directors.

Family Relationships

There are no family relationships among any of our officers and directors.

Board Leadership Structure

The Board does not have an express policy regarding the separation of the roles of Chief Executive Officer and Board Chairman as the Board believes it is in the best interests of the Company to make that determination based on the position and direction of the Company and the membership of the Board. Currently, Lawrence Mehren serves as the Company’s Chief Executive Officer and Jack Schuler serves as the Chairman of the Board. The Board believes that its current leadership structure best serves the objectives of the Board’s oversight of management; the ability of the Board to carry out its roles and responsibilities on behalf of the shareholders; and the Company’s overall corporate governance. The Board also believes that the current separation of the Chairman and CEO roles allows the CEO to focus his time and energy on operating and managing the Company and leverage the experience and perspectives of the Chairman.

Board Oversight of Risk Management

The full Board has responsibility for general oversight of risks facing the Company.  The Board is informed by senior management on areas of risk facing the Company and periodically conducts discussions regarding risk assessment and risk management. The Board believes that evaluating how the executive team manages the various risks confronting the Company is one of its most important areas of oversight. The Audit Committee reviews and assesses the Company’s processes to manage financial reporting risk and to manage investment, tax, and other financial risks. The Compensation Committee oversees compensation programs and policies and their effect on risk taking by management. In each case, management periodically reports to the Board or relevant committee, which provides guidance on risk assessment and mitigation.

 Section 16(A) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of securities ownership and changes in such ownership with the SEC. Officers, directors and greater than ten percent shareholders also are required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

Based solely upon a review of the copies of such forms furnished to the Company or written representations that no Forms 5 were required, the Company believes that all Section 16(a) filing requirements were timely met during the fiscal year ended July 31, 2012, except that a Form 4 was filed late for Thomas Geimer disclosing one transaction and a Form 4 was filed late for David Howson disclosing two transactions and Form 4s for Abeja Ventures, LLC disclosing one transaction and Lawrence Mehren disclosing two transactions were filed late.

Code of Ethics

The Company has adopted a code of ethics for its principal executive officer and senior financial officers and a code of ethics and standards of conduct that is applicable to all directors, officers and employees. Stockholders may request a free copy of these documents from:

Accelr8 Technology Corporation
7000 North Broadway, Building
3-307 Denver, Colorado 80221
Attn: Secretary

Board Committees and Meeting Attendance

The Board maintains a Compensation Committee and an Audit Committee.

  Jack Schuler and Matthew W. Strobeck, Ph.D., each independent directors, serve as members of our Audit Committee.  The Board has determined that each member of the Audit Committee qualifies as an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K and Section 803 of the NYSE Amex Company Guide.

The Audit Committee is responsible primarily for overseeing the services performed by the Company’s independent registered public accounting firm, evaluating the Company’s accounting policies and system of internal controls and reviewing significant financial transactions. The Audit Committee met a total of four times during the fiscal year ended July 31, 2012. Effective November 3, 2005, the Audit Committee adopted a revised written charter for the Audit Committee, a copy of which was filed with the Company’s Proxy Statement at Appendix A on November 17, 2005.

The Compensation Committee is responsible primarily for reviewing the compensation arrangements for the Company’s executive officers, including the CEO, administering the Company’s equity compensation plans, and reviewing the compensation of the Board. The Compensation Committee’s authority to grant equity awards may be delegated to the Company’s management or others. The Compensation Committee met a total of two times during the fiscal year ended July 31, 2012. On June 26, 2012, Mr. Gerretson and Mr. Kucera, the two members of the Company’s Compensation Committee resigned as directors and the Company has not yet appointed replacement directors as members of the Compensation Committee. The Company has not adopted a compensation committee charter because the Board does not believe that, given the size of the Company, such a charter is warranted. However, as the Company grows and it continues to develop its operations it may consider adopting a charter or similar policy.

During the fiscal year ended July 31, 2012, the Board held seven meetings and took action by written consent on two occasions. Each member of the Board attended or participated in 75% or more of the aggregate of (i) the total number of meetings of the Board (held during the period for which such person has been a director) and (ii) the total number of meetings held by all committees of the Board on which such person served (during the periods that such person served).

The Company does not have a written policy requiring directors to attend the Annual Meeting, but attendance is encouraged. In 2011, all of the directors attended our annual meeting of shareholders. We presently anticipate that all directors will attend the Annual Meeting.

The Company has nominated Messrs. Mehren, Schuler, Patience and Dr. Strobeck as directors to be elected in this Proxy. Each of Messrs. Mehren, Mr. Schuler, Mr. Patience and Dr. Strobeck are current members of the Board.

The Company’s Board seeks to ensure that it is composed of members whose particular experience, qualifications, attributes, and skills, when taken together, will allow the Board to satisfy its oversight obligations effectively. The Company does not currently have a separate nominating (or similar) committee as given the Company’s small size the Company does not yet believe such a committee is necessary. However, as the Company grows, it may consider establishing a separate nominating committee. Currently, the Board is in charge of identifying and appointing appropriate persons to add to the Board when necessary. In identifying Board candidates, it is the Board’s goal to identify persons who it believes have appropriate expertise and experience to contribute to the oversight of a company of the Company’s nature while also reviewing other appropriate factors.

The Company believes that each of the persons nominated for reelection to the Board have the experience, qualifications, attributes and skills when taken as a whole will enable the Board to satisfy its oversight responsibilities effectively. With regard to the nominees (each of whom is currently a member of our Board), the following factors were among those considered that led to the Board’s conclusion that each would make valuable contributions to the Board:

•	Lawrence Mehren: Mr. Mehren has significant prior experience in the medical diagnostics industry. Mr. Mehren served as Senior Vice President and Chief Financial Officer of Ventana Medical Systems and was Managing Director, Partner and head of P&M Corporate Finance’s (an investment banking firm based in Detroit, Michigan) life sciences practice.
•	Jack Schuler: Mr. Schuler has a significant amount of experience in serving as a director for other public companies in the medical diagnostics industry. Mr. Schuler served as a director of Ventana Medical Systems, Inc. from 1991 and as Chairman of the Board from 1995 until Ventana’s acquisition by Roche in 2008. Mr. Schuler has been a director of Stericycle, Inc. (NASDAQ: SRCL) since March 1990, formerly serving as Chairman of the Board, and continues to serve as Lead Director for Stericyle.
•	John Patience: Mr. Patience also has a significant amount of experience in serving as a director for other public companies in the medical diagnostics industry. Mr. Patience served as a director of Ventana Medical Systems, Inc. from 1989 and as Vice Chairman from 1999 until Ventana’s acquisition by Roche in 2008. Mr. Patience has been a director of Stericycle, Inc. (NASDAQ: SRCL) since 1989.
•	Matthew W. Strobeck, Ph.D.: Dr. Strobeck also has experience in serving as a director for other public companies in the medical diagnostics industry. Dr. Strobeck currently serves as a director of Metabolix, Inc. (NASDAQ: MBLX), an innovation-driven bioscience company focused on delivering sustainable solutions to the plastics, chemicals and energy industries.

Board Communications with Shareholders

To date, the Board of Directors has not adopted a formal procedure by which stockholders may recommend nominees to the board of directors. However, any stockholder who desires to submit a nomination of a person to stand for election of directors at the next annual or special meeting of the stockholders at which directors are to be elected must submit a notification of the stockholder’s intention to make a nomination (“Notification”) to the Company by the date mentioned in the most recent proxy statement under the heading “Shareholder Proposals” and in that notification must provide the following additional information to the Company:

(i)	Name, address, telephone number and other methods by which the Company can contact the stockholder submitting the Notification and the total number of shares beneficially owned by the stockholder (as the term “beneficial ownership” is defined in SEC Rule 13d-3);
(ii)	If the stockholder owns shares of the Company’s voting stock other than on the records of the Company, the stockholder must provide evidence that he or she owns such shares (which evidence may include a current statement from a brokerage house or other appropriate documentation);
(iii)	Information from the stockholder regarding any intentions that he or she may have to attempt to make a change of control or to influence the direction of the Company, and other information regarding the stockholder any other persons associated with the stockholder that would be required under Items 4 and 5 of SEC Schedule 14A were the stockholder or other persons associated with the stockholder making a solicitation subject to SEC Rule 14a-12(c);
(iv)	Name, address, telephone number and other contact information of the proposed nominee; and
(v)	All information required by Item 7 of SEC Schedule 14A with respect to the proposed nominee, shall be in a form reasonably acceptable to the Company.

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AUDIT COMMITTEE REPORT

The Audit Committee oversees the financial reporting process of our company on behalf of our Board. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in our Annual Report on Form 10-K for the fiscal year ended July 31, 2012 with management, including a discussion of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee reviewed with Comiskey & Company, P.C., our independent registered public accounting firm that is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles and an opinion on our internal controls over financial reporting, its judgments about our accounting principles and the other matters required to be discussed with the Audit Committee under generally accepted auditing standards, including AU Section 980 - Communication with Audit Committees. The Audit Committee has received from Comiskey & Company, P.C. the written disclosure and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with Comiskey & Company, P.C. their independence. The Audit Committee has considered the effect of non-audit fees on the independence of Comiskey & Company, P.C. and has concluded that such non-audit services are compatible with the independence of Comiskey & Company, P.C.

The Audit Committee discussed with Comiskey & Company, P.C. the overall scope and plans for its audits. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of its audits and quarterly reviews, its observations regarding our internal controls, and the overall quality of our financial reporting. The Audit Committee held a total of four meetings during the fiscal year ended July 31, 2012.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements for the fiscal year ended July 31, 2012 be included in the Annual Report on Form 10-K for the fiscal year ended July 31, 2012 for filing with the Securities and Exchange Commission.

This report has been furnished by the members of the Audit Committee.

Audit Committee
Jack Schuler
Matthew W. Strobeck, Ph.D.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to the named persons for services rendered in all capacities during the noted periods.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Larry Mehren,	2012	$28,767	—	$1,123,279(2)	—	$1,152,046
President, Chief Executive Officer and Chief Financial Officer (1)	2011	—	—	—	—	—
Thomas V. Geimer,	2012	$131,481	—	$97,171(2)	$749,000 (4)	$977,652
Former Chief Executive Officer and Chief Financial Officer (3)	2011	$165,000	—	—	$75,000 (5)	$240,000
David Howson (6)	2012	$150,000	—	$79,922(2)(7)	—	$229,922
Former President	2011	$150,000	—	—	—	$150,000

(1)	Mr. Mehren was appointed the Chief Executive Officer and Chief Financial Officer on June 26, 2012.
(2)	The amounts reflect the aggregate grant date fair value of awards during each year calculated in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 7 to the financial statements set forth in our Annual Report on Form 10-K for 2012, filed with the SEC on October 26, 2012.
(3)	Mr. Geimer resigned as the Chief Executive Officer and Chief Financial Officer on June 26, 2012.
(4)	Represents $650,000 paid due to Mr. Geimer under a change of control provision under his amended employment agreement dated June 26, 2012 and $24,000 paid to Mr. Geimer pursuant to a consulting agreement dated June 26, 2012. Also includes deferred compensation in the amount of $75,000 paid to Mr. Geimer pursuant to the Company's deferred compensation plan.
(5)	Represents deferred compensation for Mr. Geimer pursuant to the Company’s deferred compensation plan, $75,000 of which vested during the fiscal year ended July 31, 2011 which payment was made on October 20, 2011.
(6)	Mr. Howson resigned as the President on June 26, 2012.
(7)	Mr. Howson previously owned 75,000 options exercisable at a price of $2.57 per share that would vest if and only if prior to the expiration date of the Options, the Company closed on a transfer for the sale of the Company assets or the acquisition of the Company in which the Company’s shareholders receive aggregate consideration at closing equal to or greater than $250,000,000. On August 19, 2011, the Compensation Committee cancelled these options and granted Mr. Howson options that did not contain this contingency at the then closing price of the Company’s common stock.

Mehren Employment Arrangement

Mr. Mehren was appointed the President, Chief Executive Officer and Chief Financial Officer on June 26, 2012. In his capacity as Chief Executive Officer of the Company, Mr. Mehren is paid a base salary of $300,000 per year. On April 20, 2012, Mr. Mehren, in his role as a consultant to the Company, was granted an option to purchase 2,200,000 shares of the Company’s common stock at an exercise price equal to $1.04 per share, which was equal to the closing price of the Company’s common stock on the date of grant. The option was issued pursuant to the Company’s Stock Plan and will vest according to the following schedule: 580,000 shares vested immediately upon the date of grant, 825,000 shares will vest as follows: 40% (330,000 shares) will vest on the 2nd anniversary of the date of grant, and the remaining 60% (495,000 shares) will vest in 36 equal monthly installments (13,750 shares per month) over the subsequent 36 months, 795,000 shares will vest as follows (provided that both criteria must be satisfied):

    40% (318,000 shares) will vest on the 2nd anniversary of the date of grant, and the remaining 60% (477,000 shares) will vest in 36 equal monthly installments (13,250 shares per month) over the subsequent 36 months.
    50% (397,500 shares) will vest when at least 50% of the warrants initially issued to Abeja have been exercised by the holder(s) thereof, and the remaining 50% (397,500 shares) will vest when at least 90% of such warrants have been exercised by the holder(s) thereof.

Notwithstanding the foregoing, if Mr. Mehren’s employment is terminated for any reason other than for Cause, he will be entitled to exercise the then-vested portion of the option for a period of 90 days following his termination of employment (after which time any unexercised options will expire). If Mr. Mehren’s employment is terminated for cause, the Company, in its sole discretion, may provide for the immediate cancellation of the option (or any portion thereof). Any unvested portion of the option will accelerate and become immediately vested and exercisable in the event of a change of control with respect to the Company.

Geimer Employment Agreement and Consulting Agreement

Effective December 1, 2008, we entered into an employment agreement with Mr. Geimer. The agreement was negotiated and approved by the Compensation Committee. The agreement provides for an annual base salary of $165,000 with annual deferred compensation of $75,000. The agreement was to expire on December 31, 2012. Pursuant to the employment agreement, in the event of termination by mutual agreement, termination “with cause,” as defined in the agreement, death or permanent incapacity or voluntary termination, Mr. Geimer, or his estate, would be entitled to the sum of the base salary and unreimbursed expenses accrued to the date of termination and any other amounts due under the agreement. In the event of termination “without cause,” as defined in the agreement, Mr. Geimer would be entitled to the sum of the base salary and unreimbursed expenses accrued to the date of termination and any other amounts due under the agreement and an amount equal to the greater of Mr. Geimer's annual base salary (12 months of salary) or any other amounts remaining due to Mr. Geimer under the agreement. Additionally, in the event of a Change in Control, any unpaid amounts due under the initial term of the agreement for both base salary and deferred compensation would be payable plus five times the sum of the base salary and deferred compensation.

On June 26, 2012, Thomas V. Geimer resigned as the Company’s Chief Executive Officer, Chief Financial Officer and Secretary, effective immediately. In connection with his resignation, Mr. Geimer entered into an Amendment to Employment Agreement with the Company, as well as a new Consulting Agreement. Pursuant to the Amendment to Employment Agreement, Mr. Geimer and the Company agreed to stagger certain payments due to him such that $650,000 was paid to Mr. Geimer upon the Closing and $700,000 will be payable to him on July 1, 2013. Any payments due to Mr. Geimer under his Employment Agreement (as amended) but not timely paid by the Company will bear interest at a rate of 18% per annum. In addition, the $75,000 deferred compensation payment due to Mr. Geimer for the Company’s fiscal year ending July 31, 2012 was paid prior to the Closing. Pursuant to the Consulting Agreement, Mr. Geimer agreed to provide certain transition and other services to the Company. In exchange, for the remainder of 2012, the Company will pay Mr. Geimer an amount equal to $24,000 per month. From January 1, 2013 through December 31, 2013, Mr. Geimer’s aggregate consulting fee will be $96,000 ($8,000 per month).

Outstanding Equity Awards at Fiscal Year End

The following table sets forth information concerning options awards to Messrs. Mehren, Geimer and Howson at the fiscal year ended July 31, 2012.

	Number of securities underlying unexercised options (#)
Name	Exercisable	Unexercisable	Option	Option
			Exercise Price	Expiration Date

Lawrence Mehren	580,000	1,620,000	$1.04	April 20, 2022

Thomas Geimer	80,000	—	$2.69	August 19, 2021
	25,000	—	$1.04	April 20, 2022
	100,000	—	$3.60	December 11, 2017

David Howson	5,000	—	$1.04	April 19, 2014
	225,000	—	$2.57	March 15, 2015
	75,000	—	$2.69	August 9, 2013

Option Exercises

During the fiscal year ended July 31, 2012, none of our named executive officers exercised any stock options.

Deferred Compensation Plan

In January 1996, we established a deferred compensation plan for our employees. Contributions to the plan are provided for under the employment agreement detailed above. For each of the fiscal years ended July 31, 2012 and 2011 we contributed $75,000 respectively to the plan.

On October 14, 1997, Thomas V. Geimer exercised an aggregate of 1,140,000 warrants and options to acquire 1,140,000 shares of the Company's Common Stock at an exercise price of $0.24 per share. Under the terms of the Rabbi Trust, we will hold the shares in trust and carry the shares as held for employee benefit by the Company. The Rabbi Trust provides that upon Mr. Geimer's death, disability, or termination of his employment the shares will be released ratably over the subsequent ten (10) years, unless the Board determines otherwise. See Note 7 to the Financial Statement for further information.

Compensation of Directors

The table below sets forth the compensation of our directors for serving as our directors for the fiscal year ended July 31, 2012:

	Fees Earned				Non-Equity
	or Paid in Cash	Stock Awards	Option Awards		Incentive Plan Compensation	All Other Compensation	Total
Name	($)	($)	($)		($)	($)	($)

Jack Schuler(1)	—	—	—		—	—	—
John Patience(1)	—	—	—		—	—	—
Matthew W. Strobeck, Ph.D. (1)	—	—	—		—	—	—
Charles E. Gerretson(2)	—	—	$19,919	(3)	—	—	$19,919
John Kucera(2)	—	—	$19,919	(3)	—	—	$19,919

(1)	Mr. Schuler, Mr. Patience and Dr. Strobeck were appointed Directors on June 26, 2012.
(2)	Mr. Gerretson and Mr. Kucera resigned as Directors on June 26, 2012.
(3)	The amounts reflect the aggregate grant date fair value of awards during each year calculated in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 7 to the financial statements set forth in our Annual Report on Form 10-K for 2012, filed with the SEC on October 26, 2012.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On June 26, 2012, the Company closed upon the sale to Abeja Ventures, LLC (“Abeja”), at a purchase price of $1.03 per share for an aggregate purchase price of $14,420,000, of 14,000,000 shares of the Company’s Common Stock, a warrant to purchase 7,000,000 shares of the Company’s Common Stock at an exercise price of $1.03 per share and another warrant to purchase 7,000,000 shares of the Company’s Common Stock at an exercise price of $2.00 per share (collectively the “Investment”). Messrs. Schuler, Patience and Mehren were appointed to the Board pursuant to the Securities Purchase Agreement between the Company and Abeja. Messrs. Mehren, Schuler and Patience are managers and members of Abeja.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our Common Stock as of October 15, 2012 of (i) each named executive officer and each director of the Company (ii) all named executive officers and directors as a group and (iii) each person known to the Company to be the beneficial owner of more than five percent (5%) of our Common Stock. We deem shares of our Common Stock that may be acquired by an individual or group within sixty (60) days of October 15, 2012, pursuant to the exercise of options or warrants or conversion of convertible securities, to be outstanding for the purpose of computing the percentage ownership of such individual or group, but these shares are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Percentage of ownership is based on 25,231,939 shares of Common Stock outstanding on October 15, 2012. The information as to beneficial ownership was either (y) furnished to us by or on behalf of the persons named or (z) determined based on a review of the beneficial owners’ Schedules 13D/G and Section 16 filings with respect to our Common Stock. Unless otherwise indicated, the business address of each person listed is c/o Accelr8 Technology Corporation, 7000 North Broadway, Building 3-307, Denver, Colorado 80221.

Name of Beneficial Owner	Amount & Nature of Beneficial Ownership	Percentage of Class
Named Executive Officers and Directors:

Lawrence Mehren (1)	28,580,000	71.8%
John Patience (2)	28,000,000	71.4%
Thomas V. Geimer (3)	442,985	1.7%
Jack Schuler (4)	28,000,000	71.4%
Matthew W. Strobeck, Ph.D. (5)	—	—
Steven Reichling	100	*

All named executive officers and directors as a group (6 persons)	29,023,085	72.5%

Other 5% stockholders:
Abeja Ventures, LLC (“Abeja”) (6)	28,000,000	71.4%

_________________________

*Represents less than one percent (1%) of our issued and outstanding Common Stock.

(1)	Mr. Mehren is a director of the Company and is the Company’s President and Chief Executive Officer. Amount includes 28,000,000 beneficially owned indirectly through Abeja and 580,000 shares issuable to him upon the exercise of stock options that are vested or vest within sixty (60) days of the date hereof. Mr. Mehren has disclaimed beneficial ownership of the securities owned by Abeja except to the extent of his pecuniary interest therein.
(2)	Mr. Patience is the Chairman of the Board. Amount includes 28,000,000 beneficially owned indirectly through Abeja. Mr. Patience has disclaimed beneficial ownership of the securities owned by Abeja except to the extent of his pecuniary interest therein.
(3)	Mr. Geimer is a director of the Company. Amount includes: (i) 80,000 shares that may be purchased by Mr. Geimer upon the exercise of stock options that are vested or vest within sixty (60) days of the date hereof at an exercise price equal to $2.69 per share; (ii) 100,000 shares that may be purchased by Mr. Geimer upon the exercise of stock options that are vested or vest within sixty (60) days of the date hereof at an exercise price equal to $3.60 per share; and (iii) 25,000 shares that may be purchased by Mr. Geimer upon the exercise of stock options that are vested or vest within sixty (60) days of the date hereof at an exercise price equal to $1.04 per share. Does not include 1,129,110 shares held in the Thomas V. Geimer Deferred Compensation Rabbi Trust of which Mr. Geimer expressly disclaims beneficial ownership.
(4)	Mr. Schuler is a director of the Company. Amount includes 28,000,000 beneficially owned indirectly through Abeja. Mr. Schuler has disclaimed beneficial ownership of the securities owned by Abeja except to the extent of his pecuniary interest therein.
(5)	Dr. Strobeck is a director of the Company.
(6)	Amount includes: (i) 14,000,000 shares of common stock purchased directly from the Company in a private placement transaction; (ii) a warrant to purchase 7,000,000 shares of Common Stock at an exercise price of $1.03 per share; and (iii) a warrant to purchase 7,000,000 shares at an exercise price of $2.00 per share. Each such warrant shall be exercisable prior to June 26, 2017. Business address is 5661 N. Calle Mayapan, Tucson, Arizona 85718. Messrs. Schuler, Patience and Mehren, as the managers of Abeja, share the power to vote or direct the vote of, and share the power to dispose or direct the disposition of the shares of Common Stock.

Changes in Control

There are no arrangements known to us, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in control of the Company.

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ELECTION OF DIRECTORS

(Proposal No. 1)

Nominees for Directors Election at the 2012 Annual Meeting of Shareholders

The Board has nominated Mr. Mehren, Mr. Schuler, Mr. Patience and Dr. Strobeck as directors to be elected to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified. If elected, each of the directors will hold office as a director until our 2013 annual meeting of shareholders.

If you sign your proxy or voting instruction card but do not give instructions with respect to the voting of directors, your shares will be voted for the nominees recommended by our Board. If you wish to give specific instructions with respect to the voting of directors, you may do so by indicating your instructions on your proxy or voting instruction card. The Board expects that the nominees will be available to serve as directors. If any of Mr. Mehren, Mr. Schuler, Mr. Patience or Dr. Strobeck becomes unavailable, however, the proxy holders intend to vote for any nominee designated by the Board, unless the Board chooses to reduce the number of directors serving on the Board. If additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as to assure the election of Mr. Mehren, Mr. Schuler, Mr. Patience and Dr. Strobeck.

Vote Required and Board Recommendation

The nominees receiving the greatest number of votes of the shares present and entitled to vote at the annual meeting will be elected as directors.

The Board recommends that shareholders vote “FOR” the election of each of Mr. Mehren, Mr. Schuler, Mr. Patience and Dr. Strobeck as directors of the Company.

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REINCORPORATION OF THE COMPANY FROM COLORADO TO DELAWARE

(Proposal No. 2)

Overview

On July 30, 2012, the Board unanimously adopted, declared advisable and submitted for shareholder approval a change in our state of incorporation from Colorado to Delaware (the “Reincorporation”), in compliance with the Delaware General Corporation Law (the “DGCL”) and the CBCA, subject to the approval of our shareholders and certain other conditions. The following discussion summarizes certain aspects of the Reincorporation and is qualified in its entirety by reference to the Plan of Conversion and the proposed Delaware Certificate of Incorporation (see Proposal No. 4 in this Proxy Statement), each in substantially the form attached to this Proxy Statement as Appendix A and Appendix B, respectively.

Reasons for the Reincorporation

Delaware is a nationally recognized leader in adopting and implementing comprehensive and flexible corporate laws. The Board believes that the Reincorporation will provide the Company a greater measure of flexibility in corporate governance compared to the CBCA, and will help the Company attract and retain its directors and officers, as well as enhance access to capital. The Board also believes the DGCL is generally more established, highly developed and more predictable than the CBCA, and better suited than Colorado law to protect stockholders’ interests in the event of an unsolicited takeover attempt. Delaware corporate laws are also periodically revised to be responsive to the changing legal and business needs of corporations. In addition, the specialization and experience of the Delaware Court of Chancery with corporate legal matters enables it to issue decisions more promptly and with more predictable results than courts of other states, which facilitates effective corporate decision-making. For these reasons, each of which is described more fully below, other public corporations have changed their corporate domiciles to Delaware in a manner similar to that proposed by the Company.

Predictability, Flexibility and Responsiveness of Delaware Law. The DGCL is generally acknowledged to be the most advanced and flexible corporate law in the country. The Delaware General Assembly annually considers and adopts statutory amendments that the Corporation Law Section of the Delaware State Bar Association proposes in an effort to ensure that the corporate law continues to be responsive to the changing needs of businesses. Delaware’s well-established body of case law construing Delaware law has evolved over the last century and provides businesses with a greater predictability than most, if not all, other jurisdictions.

In addition, Delaware has established the Court of Chancery, which is a special court that has exclusive jurisdiction over matters relating to the DGCL. The Court of Chancery has no jurisdiction over criminal and tort cases. Corporate cases are heard by judges, without juries, who have many years of experience with corporate issues. Traditionally, this has meant that the Delaware courts are able in most cases to process corporate litigation relatively quickly and effectively, with a relatively high level of experience, sophistication and understanding. By comparison, many states, including Colorado, do not have a specialized judiciary over matters relating to corporate issues.

The Court of Chancery has developed considerable expertise in dealing with corporate legal issues and produced a substantial body of case law construing the DGCL, with multiple cases concerning areas of law not yet considered by Colorado courts. This abundance of Delaware case law serves to enhance the clarity and predictability of many areas of corporate law, which the Board believes will offer added advantages to the Company by allowing the Board and management to make corporate decisions and take corporate actions with greater assurance as to the validity and consequences of those decisions and actions.

Enhanced Ability to Attract and Retain Directors and Officers. The Board believes that the Reincorporation will enhance the Company’s ability to attract and retain directors and officers. The DGCL provides more certainty regarding indemnification and limitation of liability of directors and officers, which will enable the directors and officers to act in the best interest of the Company. As a result, the Board believes that the more favorable corporate environment afforded by Delaware will enable the Company to compete more effectively with other public companies, most of whom are already incorporated in Delaware, to retain the Company’s current directors and officers and attract and retain new directors and officers.

Enhanced Anti-Takeover Protection. While the Company is currently unaware of any hostile attempts to acquire control of the Company, it believes that Delaware law is better suited than Colorado law to protect stockholders’ interests in the event of an unsolicited takeover attempt. The DGCL permits a corporation to adopt a number of measures, through amendment of the corporation’s certificate of incorporation, bylaws or otherwise, designed to reduce a corporation’s vulnerability to unsolicited takeover attempts. There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to such defensive measures with respect to the conduct of the Board under the business judgment rule and the related enhanced scrutiny standard of judicial review with respect to unsolicited takeover attempts.

Enhanced Access to Capital. The Board believes that underwriters and other securities professionals may be more willing and better able to assist in capital raising programs for corporations having the greater flexibility afforded by the DGCL. Securities professionals are also more willing to assist Delaware corporations in capital raising programs due, in part, to the fact that such professionals are more familiar and comfortable with corporations incorporated in Delaware than corporations governed by the laws of other jurisdictions, even when the corporate laws of such jurisdictions are comparable to those of Delaware. Similarly, corporations incorporated in Delaware also tend to benefit from a greater following among institutional investors for this same reason.

The Plan of Conversion

The Company intends to effect the Reincorporation pursuant to the Plan of Conversion, in substantially the form attached to this Proxy Statement as Appendix A. The Plan of Conversion provides that the Company will convert into a Delaware corporation, with all of the rights, privileges, powers, properties and debts of the Company to be unaffected. Pursuant to the Plan of Conversion, the Company will effect the Reincorporation by filing a Certificate of Conversion (the “Certificate of Conversion”) and the proposed Delaware Certificate of Incorporation (assuming Proposal No. 4 is approved by shareholders) with the Delaware Secretary of State and by filing a Statement of Conversion (the “Statement of Conversion”) with the Colorado Secretary of State. If approved by the shareholders, the Company expects to file these documents with the Delaware Secretary of State and the Colorado Secretary of State, as applicable, as soon as possible following the Annual Meeting.

Adoption of Delaware Certificate of Incorporation

At the effective time of the Reincorporation (the “Effective Time”), assuming shareholder approval of Proposal No. 4 in this Proxy Statement, we will be governed by the proposed Delaware Certificate of Incorporation attached to this Proxy Statement as Appendix B, which would become effective concurrently with the effectiveness of the Reincorporation. If and when it takes effect, the proposed Delaware Certificate of Incorporation would supersede the Company’s current Articles of Incorporation (the “Colorado Articles”). For more information about the proposed Delaware Certificate of Incorporation, refer to Proposal No. 4 in this Proxy Statement.

Principal Features of the Reincorporation

At the Effective Time of the Reincorporation, as provided by the Plan of Conversion:

•	the Company will cease to exist under Colorado law and will exist solely as a Delaware corporation, governed by the laws of the State of Delaware;
•	the proposed Delaware Certificate of Incorporation will become the Certificate of Incorporation of the Company (assuming Proposal No. 4 is approved by our shareholders); and
•	all of the rights, privileges, powers, property and debts of the Company shall remain the property of the Company.

The Reincorporation will not alter any percentage ownership interest in, or number of shares of Common Stock of, the Company by any securityholder of the Company.

Effective Time of the Reincorporation

The Plan of Conversion and the Reincorporation are expected to become effective upon the filing of the Certificate of Conversion, the Delaware Certificate of Incorporation and the Statement of Conversion (the “Effective Time”). At the Effective Time, the Company will be deemed for all purposes of the laws of the State of Delaware and the laws of the State of Colorado to be the same entity as of immediately prior to the Reincorporation, and will be governed by the Delaware Certificate of Incorporation and the DGCL.

No Change in Business, Management or Board Members

The Reincorporation will not (i) result in any change in the Company’s business, management, employees, fiscal year, assets, liabilities or federal tax identification number, (ii) cause the principal executive offices or other facilities of the Company to be moved or (iii) result in any relocation of management or other employees. The mailing address of the principal offices and the telephone number will be the same as the Company’s current address and telephone number, which is 7000 North Broadway, Building 3-307, Denver, Colorado 80221, (303) 863-8088.

The individuals serving as members of the Board immediately prior to the Reincorporation will be the members of the Board immediately following the Reincorporation. The individuals serving as executive officers of the Company as of immediately prior to the Reincorporation will continue to serve as executive officers as of immediately following the Reincorporation, without a change in their titles or responsibilities.

No Dissenters Rights

Pursuant to Section 7-113-102(1.3) of the CBCA, the Company’s shareholders will not have the right to dissent and demand payment for their shares.

Comparison of Stockholders Rights Before and After the Reincorporation

As a result of differences between (i) the CBCA, which will continue to govern the Company until the Reincorporation, and the DGCL, which will govern the Company upon the Reincorporation, and (ii) the Colorado Articles and the proposed Delaware Certificate of Incorporation, the Reincorporation will effect a number of changes in the rights of the Company’s shareholders. The table below sets forth a detailed comparison of the material differences between the CBCA and the DGCL. The table below is not intended to be relied upon as an exhaustive list of all differences between the CBCA and the DGCL and is qualified in its entirety by reference to the CBCA and the DGCL.

Summary Comparison of CBCA and DGCL

Special Meetings of Shareholders/Stockholders

Colorado	Delaware

Under the CBCA, a special meeting of shareholders shall be held if: (i) called by the board of directors or any person authorized by the bylaws or a resolution of the board of directors to call such a meeting; or (ii) if the corporation receives one or more written demands for a special meeting, stating the purpose or purposes for which it is to be held, signed and dated by the holders of shares representing at least 10% of all of the votes entitled to be cast on ay issue proposed to be considered at the special meeting	Under the DGCL, a special meeting of stockholders may be called by the corporation’s board of directors or by such persons as may be authorized by the corporation’s certificate of incorporation or bylaws. The DGCL does not require a corporation to call a special meeting at the request of stockholders.

Corporate Action without a Shareholder/Stockholder Meeting

Colorado

The CBCA provides that, unless the articles of incorporation require such action be taken at a shareholder meeting or expressly authorize that such action can be taken by less than unanimous written consent, any action required or permitted to be taken at a shareholder meeting may be taken without a meeting if all of the shareholders entitled to vote consent to such action in writing.

Delaware

Unless otherwise provided in the certificate of incorporation, the DGCL permits corporate action without a meeting of stockholders upon the written consent of the holders of that number of shares necessary to authorize the proposed corporate action being taken.

Amendment or Repeal of the Articles of Incorporation or the Certificate of Incorporation

Colorado

Under the CBCA, amendments to the articles of incorporation, other than ministerial amendments authorized by the board of directors without shareholder action, may be proposed by the board of directors or by the holders of shares representing at least 10% of all of the shares entitled to vote upon the amendment. The board of directors must recommend the amendment to the shareholders unless the amendment is proposed by the shareholders or the board of directors determines that because of a conflict of interest or other special circumstances it should make no recommendation and communicates the basis for its determination to the shareholders with the amendment.

Delaware

Under the DGCL, stockholders are not entitled to enact an amendment to the certificate of incorporation without appropriate action taken by the board of directors. Amendments to the certificate of incorporation generally require that the board of directors adopt a resolution setting forth the amendment, declaring its advisability and submitting it to a vote of the stockholders.

Amendment or Repeal of Bylaws

Colorado

Under the CBCA, shareholders may amend the corporation’s bylaws. Unless otherwise specified in the corporation’s articles of incorporation, directors also are permitted to amend the bylaws, other than bylaws establishing greater quorums or voting requirements for shareholders or directors, unless prohibited by the bylaws. Directors may not amend the bylaws to change the quorum or voting requirements for shareholders, and directors may amend the bylaws to change the quorum or voting requirements for directors only if such provision was originally adopted by the directors or if such provision specifies that it may be amended by the directors.

Delaware

The DGCL provides that stockholders may amend the bylaws and, if provided in its certificate of incorporation, the board of directors also has this power. Under the DGCL, stockholders entitled to vote in the election of directors have the power to adopt, amend or repeal bylaws; provided, however, that any corporation may, in its certificate of incorporation, confer the power to adopt, amend or repeal bylaws upon the directors.

Number of Directors

Colorado Under the CBCA, the number of directors must be specified in the corporation’s bylaws.

Delaware

The DGCL permits the number of directors to be specified in either a corporation’s bylaws or the corporation’s certificate of incorporation. If the number of directors is specified in the corporation’s certificate of incorporation, a change in the number of directors may be made only by amendment of the certificate of incorporation.

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Term
Colorado The CBCA permits (but does not require) the classifications of a corporation’s board of directors in the same manner as the DGCL.

Delaware

The DGCL permits (but does not require) classifications of a corporation’s board of directors into one, two or three classes, with each class comprised of as equal a number of directors as is possible. In the event of multiple classes of directors, the DGCL provides for staggered terms of two years if there are two classes of directors or three years if there are three classes of directors.

Removal of Directors

Colorado

Under the CBCA, one or more directors may be removed from office by the shareholders with or without cause, unless a corporation’s articles of incorporation provide that directors may be removed only for cause, and only if the number of votes cast in favor of removal exceeds the number of votes cast against removal.

Delaware

Under the DGCL, one or more directors serving on a non-classified board may be removed, with or without cause, by the holders of a majority of the corporation’s outstanding shares entitled to vote at an election of directors.

Vacancies on the Board of Directors

Colorado

Under the CBCA, unless otherwise provided in the articles of incorporation, any vacancy on the board of directors, including a vacancy resulting from an increase in the number of directors, may be filled by the shareholders or the board of directors, except that if the directors remaining in office constitute fewer than a quorum, the board of directors may fill the vacancy by the affirmative vote of a majority of the remaining directors.

Delaware

Under the DGCL, unless otherwise provided in the certificate of incorporation or bylaws, any vacancy on the board of directors, including any vacancy resulting from an increase in the number of directors, may be filled by a majority of the directors then in office, although less than a quorum, or by the sole remaining director. Under the DGCL (unless otherwise provided in the articles of incorporation or bylaws), stockholders may fill the vacancy only if (i) at the time of the filling of any vacancy or newly created directorship, the directors in office constitute less than a majority of the whole board (as constituted immediately prior to any such increase) and (ii) the Delaware Chancery Court, upon application of stockholders holding at least 10% of a corporation’s outstanding voting shares, orders an election to fill any such position.

Cumulative Voting; Vote Required for the Election of Directors

Colorado

Under the CBCA, shareholders have the right to cumulate their votes in the election of directors unless otherwise provided in the articles of incorporation. In addition, the CBCA provides that, absent a provision to the contrary in a corporation’s articles of incorporation, the election of directors will be by a plurality vote of the shareholders entitled to vote.

Delaware

The DGCL permits cumulative voting if provided in the certificate of incorporation. In addition, the DGCL provides for the election of directors by plurality vote of the stockholders entitled to vote, unless the corporation’s certificate of incorporation or bylaws provide otherwise.

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Limitation of Liability of Directors

Colorado

The CBCA permits a corporation to include a provision in its articles of incorporation eliminating the liability of a director to the corporation or its shareholders for monetary damages for breach of the director’s fiduciary duty in certain cases. Under the CBCA, a provision eliminating the liability of a director to the corporation or its shareholders for monetary liability for breach of the director’s fiduciary duty in certain cases must be contained in the corporation’s articles of incorporation. In addition, a director may not be exculpated from liability: (i) for any breach of the director’s duty of loyalty to the corporation or its shareholders; (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law; (iii) arising from transactions relating to certain unlawful distributions; or (iv) for any transaction from which the director derived an improper personal benefit.

Delaware

Under the DGCL, a provision eliminating the liability of a director to the corporation or its stockholders for monetary liability for breach of the director’s fiduciary duty in certain cases must be contained in the corporation’s certificate of incorporation. In addition, a director may not be exculpated from liability: (i) for any breach of the director’s duty of loyalty to the corporation or its shareholders; (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law; (iii) arising from transactions relating to certain unlawful distributions; or (iv) for any transaction from which the director derived an improper personal benefit.

Indemnification of Directors and Officers

Colorado

The CBCA provisions regarding indemnification rights are substantially similar to the provisions contained in the DGCL, except as noted below.

Permissive Indemnification. In addition to the limitations of the DGCL, the CBCA prohibits a corporation from indemnifying a director, officer, employee or agent of a corporation (each, an “Indemnitee”) adjudged liable of receiving an improper personal benefit.

The CBCA also allows a corporation to indemnify an Indemnitee who is not a director to a greater extent than specified in the CBCA, if not inconsistent with public policy. However, a corporation may only indemnify a director as specified in the CBCA.

The CBCA requires a corporation to provide its shareholders with written notice of any indemnification payments or expense advancements paid to a director on or before the notice of the next shareholder’s meeting after making such payments.

Delaware

Permissive Indemnification (Non-Derivative Actions). Under the DGCL, a corporation may indemnify an Indemnitee who was or is a party or is threatened to be made a party to any proceeding against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the Indemnitee in connection with such proceeding if the Indemnitee met the specified Standard of Conduct.

Permissive Indemnification (Derivative Actions). In the case of derivative actions, a corporation may indemnify an Indemnitee against expenses (including attorneys’ fees), but not amounts paid in settlement, judgments or fines. However, such indemnification is permitted only if the Indemnitee met the specified Standard of Conduct, except that no indemnification may be made for any claim as to which the Indemnitee is adjudged liable to the corporation unless a court determines that, in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnity.

Mandatory Indemnification. A present or former director or officer of a corporation who is successful, on the merits or otherwise, in defense of any proceeding subject to the DGCL’s indemnification provisions must be indemnified by the corporation for reasonable expenses (including attorneys’ fees).

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Advancement of Expenses

Colorado

Under the CBCA, a corporation may advance reasonable expenses to the Indemnitee in advance of the final disposition of a proceeding upon (i) a written affirmation of the Indemnitee’s good faith belief that the Indemnitee met the specified Standard of Conduct and (ii) a written undertaking by or on behalf of the Indemnitee to repay such amount to the corporation if it is ultimately determined that the Indemnitee did not meet the specified Standard of Conduct. Under the CBCA, a corporation must make a preliminary determination based upon the then known facts that the specified Standard of Conduct has been met prior to advancing the Indemnitee expenses.

Delaware

A corporation may advance reasonable expenses to the Indemnitee in advance of the final disposition of a proceeding upon a written undertaking by or on behalf of the Indemnitee to repay such amount to the corporation if it is ultimately determined that the Indemnitee did not meet the specified Standard of Conduct.

Transactions with Officers and Directors

Colorado

The CBCA contains a provision regarding interested transactions between a corporation and its executives that is substantively identical to the corresponding statute contained in the DGCL, except that the applicable CBCA statute only addresses transactions between a corporation and its directors.

Delaware

The DGCL provides that contracts or transactions between a corporation and one or more of its officers or directors or an entity in which they have a financial interest are not void or voidable solely because of such interest or the participation of the director or officer in a meeting of the board of directors or a committee which authorizes the contract or transaction if: (i) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors or the committee, and the board of directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of disinterested directors, even though the disinterested directors are less than a quorum; (ii) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified by the board of directors, a committee thereof or the stockholders.

Dissenters’ rights of Appraisal; Appraisal Rights

Colorado

Dissenting shareholders have the right to obtain the fair value of their shares in more circumstances under the CBCA than under the DGCL. Under the CBCA, a properly dissenting shareholder is entitled to receive the appraised value of the shares owned by the shareholder when the corporation votes to: (i) sell, lease or exchange all or substantially all of its property and assets other than in the regular course of the corporation’s business; (ii) merge or consolidate with another corporation; (iii) participate in a share exchange; or (iv) convert into another entity, subject to certain exceptions. Dissenters’ rights under the CBCA are available to both record holders and beneficial holders.

Delaware

Under the DGCL, unless the certificate of incorporation of a corporation provides otherwise, appraisal rights are only available with respect to a merger or consolidation of a corporation under certain limited circumstances. No appraisal rights are provided in the case of (i) a sale, lease or exchange of all or substantially all of the corporation’s assets or (ii) a share exchange. Appraisal rights under the DGCL are available to record holders only.

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Shareholders Rights to Examine Books and Records

Colorado

Under the CBCA, any record or beneficial shareholder of a corporation may, upon five days’ written demand, inspect certain records, including shareholder actions, minutes of shareholder meetings, communications with shareholders and recent financial statements. In addition, upon five days’ written demand, any such shareholder may inspect the list of shareholders and certain other corporate records, including minutes of the meetings of the board of directors of the corporation, if the shareholder either (i) has been a shareholder for at least three months or (ii) is a holder of at least percent (5%) of all outstanding shares of any class of shares when the demand is made, provided that the demand is made in good faith for a proper purpose reasonably related to such person’s interests as a shareholder.

Delaware

Under the DGCL, the inspection rights of the stockholders of a corporation are the same as under the CBCA, except: (i) there is no requirement that a stockholder has been a shareholder for at least three months or is a stockholder of at least 5% of all outstanding shares of any class of shares when the demand is made, and (ii) if a corporation refuses to permit inspection or does not reply to the demand within five business days after the demand has been made the stockholder may apply to the Court of Chancery for an order to compel such inspection.

Dividends and Repurchases of Shares

Colorado

The CBCA dispenses with the concepts of par value of shares as well as statutory definitions of capital, surplus and the like. The CBCA permits a corporation to declare and pay cash or in-kind property dividends or to repurchase shares unless, after giving effect to the transaction: (i) the corporation would not be able to pay its debts as they become due in the usual course of business; or (ii) the corporation’s total assets would be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution.

Delaware

The concepts of par value, capital and surplus are retained under the DGCL. The DGCL permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, the DGCL generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

The term “capital” means the aggregate par value of all outstanding shares of capital stock and the term “surplus” means the excess of fair value of net assets over the amount of capital.

Franchise Tax
Colorado There is no franchise tax in Colorado.	Delaware The DGCL requires corporations to pay an annual franchise tax.

Vote Required and Board Recommendation

In order for this Proposal No. 2 to be approved, a quorum must be present at the Annual Meeting, and the affirmative vote of a majority of the total votes cast on the proposal at the Annual Meeting, either in person or by proxy, is required. Abstentions do not count as a vote cast. Assuming a quorum is present at the Annual Meeting, abstentions and “broker non-votes” will have no effect on the outcome of the vote.

The Board recommends that shareholders vote “FOR” the approval of the proposal for Reincorporation from Colorado to Delaware.

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AMENDMENT TO ARTICLES OF INCORPORATION
TO CHANGE OUR NAME TO “ACCELERATE DIAGNOSTICS, INC.”

(Proposal No. 3)

General

On July 30, 2012, the Board unanimously adopted, declared advisable and submitted for shareholder approval an amendment to our Articles of Incorporation, as amended to date (the “Articles of Incorporation”) to change our name from “Accelr8 Technology Corporation” to “Accelerate Diagnostics, Inc.”

Under the CBCA, our shareholders are not entitled to dissent and obtain payment of the fair value of their shares in connection with this proposed amendment to the Articles of Incorporation to change our name.

Purpose and Rationale for the Name Change

The Board believes that the new name, “Accelerate Diagnostics, Inc.”, will more accurately reflect our current business activities and create a consistent and effective message to the market. The new name reflects the Company’s transition to a medical diagnostics company.

The Amendment

The full text of Article I of the Articles of Incorporation, as proposed to be amended, will read as follows:

Article I

Name

The name of the Corporation is “Accelerate Diagnostics, Inc.”

If the proposal to amend the Articles of Incorporation to change our name to “Accelerate Diagnostics, Inc.” is approved by our shareholders at the Annual Meeting, an amendment to the Articles of Incorporation will be filed with the Secretary of State of the State of Colorado to effect the name change as soon as practicable after the Annual Meeting.

Relationship to Proposal No. 2 (Reincorporation to Delaware)

At the Annual Meeting, you will be voting on Proposal No. 2, a proposal to reincorporate the Company in Delaware. If each of Proposal No. 2 and Proposal No. 4 is adopted, the surviving Delaware corporation will be governed by the proposed Delaware Certificate of Incorporation attached to this Proxy Statement as Appendix B, which will provide that the Company’s name will be “Accelerate Diagnostics, Inc.” If Proposal No. 2 is not adopted, but this Proposal No. 3 is adopted, the Company will remain as a Colorado corporation but its name will be changed to “Accelerate Diagnostics, Inc.” We are seeking shareholder approval to change the Company’s name independent of Proposal No. 2 so that if Proposal No. 2 is not approved but this proposal is approved, we will nonetheless have the requisite shareholder approval to change the Company name.

Vote Required and Board Recommendation

In order for this Proposal No. 3 to be approved, a quorum must be present at the Annual Meeting, and the affirmative vote of a majority of the total votes cast on the proposal at the Annual Meeting, either in person or by proxy, is required. Abstentions do not count as a vote cast. Assuming a quorum is present at the Annual Meeting, abstentions and “broker non-votes” will have no effect on the outcome of the vote.

The Board recommends that shareholders vote “FOR” the approval of the proposal to amend the Articles of Incorporation to change our name to “Accelerate Diagnostics, Inc.”

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APPROVAL OF NEW CERTIFICATE OF INCORPORATION (DELAWARE)

(Proposal No. 4)

General

On October 31, 2012, the Board unanimously adopted, declared advisable and submitted for shareholder approval a proposed Delaware Certificate of Incorporation of the Company (the “Proposed Delaware Charter”). This Proposal No. 4 describes certain aspects of the Proposed Delaware Charter, including provisions thereof that differ from substantive provisions of the existing Colorado Articles. The discussion set forth below is qualified in its entirety by reference to the Proposed Delaware Charter, which is attached to this Proxy Statement as Appendix B.

Under the CBCA, our shareholders are not entitled to dissent and obtain payment of the fair value of their shares in connection with the Proposed Delaware Charter.

Purpose and Rationale for the Proposed Delaware Charter

In connection with the Reincorporation described in Proposal No. 2 above (assuming such proposal is approved by shareholders and the Company proceeds with the Reincorporation), the Company will be required to file a Certificate of Incorporation with the Delaware Secretary of State pursuant to Section 265 of the DGCL. Such Certificate of Incorporation will set forth certain rights of the Company’s shareholders and directors on a going forward basis. The Board has determined that it would be advisable and in the best interests of the Company and its shareholders to approve the Proposed Delaware Charter to, among other things, modify certain provisions of the Colorado Articles to (i) conform to applicable requirements or provisions of Delaware law, (ii) clarify the limitations of personal liability and indemnification rights applicable or available to members of the Board, and (iii) implement other corporate governance best practices. Notwithstanding the foregoing, the Board does not believe that the Proposed Delaware Charter will expand or otherwise alter the Company’s anti-takeover protections in any material respect.

The Proposed Delaware Charter; Comparisons to Colorado Articles

In addition to customary provisions required by applicable sections of the DGCL, the Proposed Delaware Charter provides for the following:

Name of Company. Pursuant to the Proposed Delaware Charter, the Company’s name would be changed from “Accelr8 Technology Corporation” to “Accelerate Diagnostics, Inc.” For more information, refer to Proposal No. 3 in this Proxy Statement.

Registered Office. Historically, the Company’s outside legal counsel has served as its registered statutory agent in the State of Colorado. Among other things, the registered statutory agent is designated for purposes of accepting legal service of process on behalf of the Company. In connection with the Reincorporation, the Company intends to name The Corporation Trust Company as its registered statutory agent in the State of Delaware (and in any other state(s) in which the Company is formally registered to conduct business as a foreign corporation). The Corporation Trust Company is a professional firm that serves as the registered statutory agent for many public companies incorporated in the State of Delaware.

Purposes. The Proposed Delaware Charter provides that the purpose of the Company is to engage in any lawful act or activity for which corporations may be organized under the DGCL. The existing Colorado Articles describe the Company’s business purposes in more detail, but such detail is not required to be included under Delaware law and has been excluded from the Proposed Delaware Charter to avoid any unnecessary limitations on the business that the Company may decide to conduct in the future.

Capital Stock. The Proposed Delaware Charter provides that the Company would be authorized to issue up to 45,000,000 shares of common stock, par value $0.001 per share, and 5,000,000 shares of “blank check” preferred stock, par value $0.001 per share. Pursuant to the existing Colorado Articles, the Company is authorized to issue 45,000,000 shares of common stock, no par value per share, and it is not authorized to issue preferred stock. The change in par value of the Company’s common stock was driven by Delaware franchise tax implications and will require a routine adjustment to the Company’s balance sheet. For future financing and strategic purposes, the Board believes it is advisable and in the best interests of the Company and its shareholders to authorize the Board to issue up to 5,000,000 shares of preferred stock, with such designations, rights and preferences as the Board may establish in the future. If and when any such shares of preferred stock are designated by the Board, sold and issued, the ownership of existing shareholders of the Company would be diluted. Any such issuances would be subject, however, to applicable securities laws and regulations, as well as applicable listing rules of the NYSE Amex Stock Market (or such other market on which the Company’s securities are listed in the future at the applicable time).

Bylaws. Pursuant to the Proposed Delaware Charter, the Board would be expressly authorized to make, alter and repeal the Company’s bylaws, subject to the power of the Company’s shareholders to adopt, alter or repeal any bylaw of the Company (whether adopted by the shareholders or otherwise) to the extent required by the DGCL. Such provisions are substantively similar to the corresponding provisions of the existing Colorado Articles.

Limitation on Liability; Indemnification. Pursuant to the Proposed Delaware Charter, to the fullest extent permitted by applicable law, the directors of the Company would not be liable to our shareholders for monetary damages resulting from breaches of their fiduciary duties as directors. The Company’s directors and officers would also have broad rights to indemnification and the advancement of expenses in connection with proceedings brought against them in their official capacities as directors and/or officers of the Company. The Board believes such provisions are customary and necessary for the Company to attract qualified directors and officers. In addition, such provisions are substantively similar to the corresponding provisions of the existing Colorado Articles.

Relationship to Proposal No. 2 (Reincorporation to Delaware)

At the Annual Meeting, you will be voting on Proposal No. 2, a proposal to reincorporate the Company in Delaware. If Proposal No. 2 is adopted and this Proposal No. 4 is also adopted, the surviving Delaware corporation will be governed by the Proposed Delaware Charter. If Proposal No. 2 is not adopted, but this Proposal No. 4 is adopted, the Company will remain as a Colorado corporation (but its name will be changed to “Accelerate Diagnostics, Inc.”), and the existing Colorado Articles will continue to be the Company’s Articles of Incorporation. If Proposal No. 2 is adopted, but this Proposal No. 4 is not adopted, the Company will file a Delaware Certificate of Incorporation with the Plan of Conversion that is substantively identical to the existing Colorado Articles in lieu of filing the Proposed Delaware Charter.

Vote Required and Board Recommendation

In order for this Proposal No. 4 to be approved, a quorum must be present at the Annual Meeting, and the affirmative vote of a majority of the total votes cast on the proposal at the Annual Meeting, either in person or by proxy, is required. Abstentions do not count as a vote cast. Assuming a quorum is present at the Annual Meeting, abstentions and “broker non-votes” will have no effect on the outcome of the vote.

The Board recommends that shareholders vote “FOR” the approval of the Proposed Delaware Charter.

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APPROVAL OF

ACCELR8 TECHNOLOGY CORPORATION 2012 OMNIBUS EQUITY INCENTIVE PLAN

(Proposal No. 5)

General

Subject to shareholder approval, on October 31, 2012 (the “Effective Date”), the Board adopted the Accelr8 Technology Corporation 2012 Omnibus Equity Incentive Plan (the “2012 Plan”). The Board believes that the 2012 Plan will promote the success and enhance the value of the Company by linking the personal interests of the participants to those of the Company’s shareholders through the grant of equity awards.

The 2012 Plan is designed to supersede and replace the Company’s 2004 Omnibus Stock Option Plan (the “2004 Plan”) and all other prior equity compensation plans or programs maintained by the Company (collectively the “Prior Plans”), provided that the Prior Plans shall remain in effect until all awards granted pursuant to the Prior Plans have been exercised, forfeited, canceled, expired or otherwise terminated in accordance with the terms of such awards. No future awards will be granted under any Prior Plan after the Effective Date and any awards granted under the 2012 Plan prior to shareholder approval shall be expressly conditioned upon shareholder approval.

The 2012 Plan provides for the grant of nonqualified stock options, incentive stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units, stock grants, stock units, performance units, performance shares and performance cash awards. The 2012 Plan also allows the Committee (as defined below under “Administration”) to qualify certain awards (“Performance-Based Compensation Awards”) for the “performance-based compensation” exception to the $1,000,000 limitation on the deduction of compensation imposed by Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

Set forth below is a summary of the principal provisions of the 2012 Plan. The summary is qualified by reference to the full text of the 2012 Plan, which is attached to this proxy statement as Appendix C.

Summary of Plan Features

Purpose. The Board believes that the 2012 Plan will promote the success and enhance the value of the Company by aligning the interests of participants in the Plan with those of the Company’s shareholders and by providing those individuals with an incentive for outstanding performance to generate significant returns for the Company’s shareholders. The Board also believes that the flexible terms and conditions of the 2012 Plan, which permit the grant of various forms of equity awards with a variety of terms and conditions, allow the Company to attract, retain and motivate individuals upon whose judgment, interest and effort the successful conduct of the Company’s operation is largely dependent.

Administration. The 2012 Plan will be administered by a Committee (the “Committee”) consisting of at least two (2) individuals, each of whom qualifies as: (i) an “independent director” as defined in the NYSE Listing Standards; (ii) a “non-employee director” as defined in Rule 16b-3(b)(3) of the General Rules and Regulations of the Exchange Act; and (iii) an “outside director” as defined in Section 162(m) of the Code, in each case, as each such rule or regulation is in effect from time to time. The Committee, by majority action, is authorized to interpret the 2012 Plan, to prescribe, amend, and rescind rules and regulations relating to the 2012 Plan, to provide for conditions and assurances deemed necessary or advisable to protect the interests of the Company, and to make all other determinations necessary for the administration of the Plan, to the extent they are not contrary to express provisions of the 2012 Plan.

The Committee has the authority, without limitation, to: (i) designate participants to receive awards; (ii) determine the type or types of awards and the times when awards are to be granted; (iii) determine the number of awards to be granted and the number of shares of stock to which an award will relate; (iv) determine the terms and conditions of any award, including, but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the award, any schedule for lapse of restrictions or limitations, and accelerations or waivers thereof, based in each case on such considerations as the Committee determines; provided, however, that except in the context of a change of control (as described below under “Change of Control”), the Committee shall not have the authority to accelerate the vesting or waive the forfeiture restrictions of any Performance-Based Compensation Awards; (v) determine whether, to what extent, and in what circumstances an award may be settled in, or the exercise price of an award may be paid in, cash, stock, other awards, or other property, or whether an award may be canceled, forfeited, exchanged or surrendered; (vi) prescribe the form of each award agreement, which need not be identical for each participant; (vii) decide all other matters that must be determined in connection with an award; (viii) establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the 2012 Plan; (ix) amend or modify any outstanding award to the extent the terms of such award are within the power and authority of the Committee as provided under the 2012 Plan; (x) interpret the terms of, and determine any matter arising pursuant to, the 2012 Plan or any award agreement; and (xi) make all other decisions or determinations that may be required pursuant to the 2012 Plan or an award agreement as the Committee deems necessary or advisable to administer the 2012 Plan.

Pursuant to the Committee’s specific written delegation, the Company’s CEO has the authority to grant awards to individuals to expedite the hiring process and retain talented employees. The CEO does not have the authority to grant awards to any individual who is or will become upon hiring “covered employees” as defined in Section 162(m) of the Code or who is subject to Section 16 of the Exchange Act.

Stock Subject to the Plan. The total number of shares of stock reserved and available for grant pursuant to the 2012 Plan is the total number of shares of stock that were authorized but unissued under the Prior Plans as of the Effective Date, or 1,677,500 shares. The maximum number of shares of stock that may be issued as incentive stock options under the 2012 Plan is the same numeric limitation set forth in the preceding sentence. Shares delivered pursuant to the 2012 Plan may consist of authorized but unissued stock, treasury stock, or stock purchased on the open market. The amount of stock reserved for grants pursuant to the 2012 Plan is subject to adjustment in the event of certain changes in capital structure as described below under “Adjustment Provisions.”

If any award granted under a Prior Plan terminates, expires, lapses for any reason, any stock subject to or surrendered for such award will again be available for grant under the 2012 Plan. The exercise of a stock-settled SAR or broker-assisted “cashless” exercise of an option (or a portion thereof) will reduce the number of shares of stock available for grant by the entire number of shares of stock subject to that SAR or option (or applicable portion thereof), even though a smaller number of shares of stock will be issued upon such an exercise. Shares of stock tendered to pay the exercise price of an option or tendered or withheld to satisfy a tax withholding obligation arising in connection with an award will not become available for grant or sale under the 2012 Plan. Awards that are settled in cash will not be charged against the number of shares available for grant.

Eligibility. All employees, officers, directors of, and certain consultants and advisers to, the Company or its subsidiaries are eligible to participate in the 2012 Plan. As of October 31, 2012, there were approximately 17 employees, including officers, and directors eligible to participate in the 2012 Plan. Awards may also be granted to prospective employees or members of the Board subject to certain requirements.

Awards Available Under the Plan. Each of the following types of awards may be granted pursuant to the 2012 Plan:

•	Stock Options. An option entitles the participant to purchase shares of stock in the future at a specified price. The Committee may grant both incentive stock options and nonqualified stock options under the 2012 Plan. Incentive stock options will be granted only to participants who are employees. The exercise price of all options granted under the Plan will be at least 100% of the fair market value of the stock on the date of grant. Stock options may be exercised as determined by the Committee, but no option may be exercised more than ten (10) years from the date of grant. The Committee will determine the methods by which the exercise price of an option may be paid, the form of payment, including, without limitation, cash, shares of stock held for longer than six (6) months (through actual tender or by attestation), any net-issuance arrangement or other property acceptable to the Committee (including broker-assisted “cashless exercise” arrangements), and the methods by which shares of stock will be delivered or deemed delivered to participants. Special rules will apply to incentive stock options as provided in the 2012 Plan. A participant will have no rights as a shareholder with respect to options until the shares of stock are actually issued in connection with the award.

•	Stock Appreciation Rights. A SAR award gives the participant the right to share in the appreciation in value of one share of stock. Appreciation is calculated as the excess, if any, of (i) the fair market value of a share of stock on the date of exercise over (ii) the base value fixed by the Committee on the date of grant, which may not be less than the fair market value of a share of stock on the date of grant. SARs are exercisable at such times and subject to such restrictions and conditions as the Committee approves, provided that no SAR may be exercised more than ten (10) years following the date of grant. The award agreement will specify whether the payment for the SARs shall be in cash, shares of stock of equivalent value, or in a combination thereof.
•	Restricted Stock. A restricted stock award gives the participant the right to receive a specified number of shares of stock at a purchase price determined by the Committee (including and typically zero). Restrictions limit the participant’s ability to transfer the stock and subject the stock to a substantial risk of forfeiture until specific conditions or goals are met. The restrictions will lapse in accordance with a schedule or other conditions as determined by the Committee. As a general rule, if the participant terminates employment (or service) during the period of restriction, any unvested restricted stock will be forfeited.
•	Restricted Stock Units. A restricted stock unit award gives the participant the right to receive stock, a cash payment, or a combination thereof, equal to the fair market value of the stock (determined as of a specified date) in the future, subject to certain restrictions and to the risk of forfeiture. Participants holding restricted stock units have no voting rights with respect to the shares of stock subject to their restricted stock unit award prior to the issuance of such shares pursuant to the award. As a general rule, if the participant terminates employment (or service) during the period of restriction, any unvested restricted stock units will be forfeited.
•	Stock Grant Awards. A stock grant award gives the participant the right to receive (or purchase at a price determined by the Committee), a designed number of shares of stock free of any vesting restrictions. A stock grant award may be granted or sold as consideration for past services, other consideration or in lieu of cash compensation due to any participant. The purchase price, if any, for a stock grant award shall be payable in cash or other form of consideration acceptable to the Committee.
•	Stock Unit Awards. A stock unit award gives the participant the right to receive a designated number of shares of stock, or a cash payment equal to the fair market value (determined as of a specified date) of a designated number of shares of stock, in the future free of any vesting restrictions. A stock unit award may be granted or sold as consideration for past services, other consideration or in lieu of cash compensation due to any participant.
•	Performance Shares. A performance share award gives the participant the right to receive a specified number of shares of stock if the participant achieves the performance goals specified by the Committee during a performance period specified by the Committee.
•	Performance Units. A performance unit award gives the participant the right to receive a specified number of shares of stock, a cash payment or a combination of stock and cash, if the participant achieves the performance goals specified by the Committee during a performance period specified by the Committee.
•	Performance Cash Awards. A performance cash award gives the participant the right to receive a cash payment if the participant achieves the performance goals specified by the Committee during a performance period specified by the Committee.
•	Performance-Based Compensation Awards. When the Committee grants restricted stock, restricted stock units, stock grants, stock units, performance shares, performance units, and performance cash awards, it may designate the awards as “Performance-Based Compensation Awards.” Performance-Based Compensation Awards are designed to qualify for the “performance-based compensation” exception to the limitation on the deduction of compensation imposed by Section 162(m) of the Code. Section 162(m) of the Code only applies to “covered employees,” as that term is defined in Section 162(m) of the Code and the regulations issued thereunder. Therefore, only covered employees are eligible to receive awards that are designated as Performance-Based Compensation Awards. The Committee has complete discretion regarding whether to grant awards to covered employees that qualify for the “performance-based compensation” exception to Section 162(m) of the Code. Options and SARs granted pursuant to the Plan should, by their terms, qualify for the “performance-based compensation” exception.

A covered employee is only entitled to receive payment for a Performance-Based Compensation Award for any given performance period to the extent that pre-established performance goals set by the Committee for the period are satisfied. These pre-established performance goals must be based on one or more of the following performance criteria: EBITDA; EBIT; costs; operating income; net income; cash flow; operating cash flow; net cash flow; retained earnings; budget achievement; return on equity; return on assets; return on capital employed; return on invested capital; expense spending; O&M expense; gross margin; net margin; market capitalization; customer satisfaction; revenues; financial return ratios; market share; shareholder return and/or value (including but not limited to total shareholder return); operating profits (including earnings before or after income taxes, depreciation and amortization); net profits; earnings per share; earnings per share growth; profit returns and margins; stock price; working capital; production cost; project milestones; economic value added; equipment performance; operating efficiency; debt; dividends; corporate governance; and health and safety (including environmental health and safety). The performance criteria may, but need not, be calculated in accordance with generally accepted accounting principles (“GAAP”) or any successor method to GAAP, including International Financial Reporting Standards. The performance criteria may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group, indices, or any other basket of companies.

With respect to any Performance-Based Compensation Award, the Committee has the discretion to select the length of the performance period (which may be one or more periods of time of varying and overlapping durations, over which the attainment of one or more performance goals will be measured), the type of Performance-Based Compensation Award to be issued, the kind and/or level of performance goal or goals and whether the performance goal or goals apply to the Company, a subsidiary or any division or business unit of any of them, or to the individual participant or any group of participants. The Committee also has the discretion to evaluate the achievement of the performance goals in a manner that includes or excludes certain events that may occur during the performance period, as described in the Plan. The Committee has the discretion to decrease the amount of compensation payable pursuant to any Performance-Based Compensation Award but may not increase the compensation payable pursuant to any Performance-Based Compensation Award. The Committee must certify in writing prior to the payment of any Performance-Based Compensation Award that the performance goals and any other material terms and conditions precedent to such payment have been satisfied.

The maximum amount of any Performance-Based Compensation Award (other than a performance cash award) that may be granted to a covered employee during any performance period is 400,000 shares of stock or the equivalent cash value. The maximum performance cash award payable for a performance period is $1,500,000. If the performance period is less than or exceeds twelve (12) months, the dollar and share limits expressed in the preceding sentences shall be reduced or increased proportionately, as the case may be. For example, if the performance period is three (3) years, the limit shall be multiplied by three (3).

Restrictions. Except as described above, the Committee may impose such restrictions on any awards under the 2012 Plan as it may deem advisable, including restrictions under applicable federal securities law, under the requirements of any stock exchange upon which the stock is then listed and under any blue sky or state securities law applicable to the awards.

Change of Control. If a Change of Control occurs, the Board shall have the authority and discretion, but shall not have the obligation, to provide, in an award agreement or thereafter, that all or part of outstanding awards shall become fully exercisable and all or part of the restrictions on outstanding awards shall lapse. In addition, upon, or in anticipation of, a Change of Control, the Committee may: (i) cause all outstanding awards to be canceled and terminated as of a specified date and give each participant the right to exercise such awards during a period of time as the Committee, in its sole discretion, shall determine, or (ii) cause all outstanding awards to be canceled and terminated as of a specified date in exchange for a payment or right to payment pursuant to the terms and conditions set forth in the Change of Control transaction documents. With respect to an award which the Company concludes is subject to (and not excepted from) the requirements of Section 409A, any actions taken by the Board in connection with a Change of Control shall be done in compliance with Section 409A of the Code.

Clawback of Awards. Every award issued under the 2012 Plan is subject to potential forfeiture or “clawback” to the fullest extent called for by applicable federal or state law or Company policy. By accepting an award, a participant agrees to return to the Company the full amount required by applicable law or Company policy.

Nontransferability. The Committee may, in its sole discretion, determine the right of a participant to transfer any award granted under the Plan. Unless otherwise determined by the Committee, no award granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution or pursuant to a domestic relations order in favor of a spouse (that would otherwise qualify as a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, but for the fact that the order pertains to an award), or, if applicable, until the termination of any restricted or performance period as determined by the Committee. Notwithstanding the foregoing, the Committee shall have the authority to allow a participant to transfer awards, including SARs and options, to family members.

A participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the participant and to receive any distribution with respect to any award upon the participant’s death. If no beneficiary has been designated or survives the participant, payment will be made to the person entitled thereto under the participant’s will or the laws of descent and distribution. Subject to the foregoing, a participant may change or revoke a beneficiary designation at any time provided the change or revocation is filed with the Committee.

Adjustment Provisions. If there is a change in the outstanding shares of stock because of a stock dividend or split, recapitalization, merger, consolidation, combination, exchange of shares, or other similar corporate change, the Committee shall, in its sole discretion and to the extent it deems equitable and appropriate to prevent dilution or enlargement of rights, make a proportionate adjustment in: (i) the number and class of shares of stock made available for grant; (ii) the number of shares of stock set forth in the various numeric limits expressed in the 2012 Plan; (iii) the number and class of and/or price of shares of stock, units, or other rights subject to the then-outstanding awards; (iv) the performance targets or goals appropriate to any outstanding awards (subject to such limitations as appropriate for Performance-Based Compensation Awards); or (v) any other terms of an award that are affected by the event. Notwithstanding anything in the 2012 Plan to the contrary, in the event of any such transaction or occurrence, the Committee, in its sole discretion, may provide in substitution for any or all outstanding awards such alternative consideration (including cash) as it, in good faith, may determine to be equitable under the circumstances and may require in connection therewith the surrender of all awards so replaced. Any adjustments made pursuant to the 2012 Plan’s adjustment provisions shall be made in a manner consistent with the requirements of Section 409A of the Code and, in the case of incentive stock options, any such adjustments shall be made in a manner consistent with the requirements of Section 424(a) of the Code.

Replacement Awards. In the event of any corporate transaction in which the Company or a subsidiary acquires a corporate entity which, at the time of such transaction, maintains an equity compensation plan pursuant to which equity awards are then outstanding (the “Acquired Plan”), the Committee may make awards to assume, substitute or convert such outstanding awards in such manner as may be determined to be appropriate and equitable by the Committee. Any shares of stock authorized and available for issuance under the Acquired Plan shall, subject to adjustment as described above under “Adjustment Provisions,” be available for use in making awards under this 2012 Plan with respect to persons eligible under such Acquired Plan, by virtue of the Company’s assumption of such Acquired Plan, consistent with Rule 303A.08 of the New York Stock Exchange Listed Company Manual, as such Rule may be amended or replaced from time to time.

Amendment, Modification and Termination of Plan. With the approval of the Board, the Committee may, at any time and from time to time, terminate, amend or modify the 2012 Plan. Any such action of the Committee is subject to the approval of the shareholders to the extent required by law, regulation or the rules of any exchange on which the stock is listed, quoted or traded. Except as otherwise provided in the Plan, neither the Board nor the Committee may, without the approval of shareholders: (i) increase the number of shares available for grant under the 2012 Plan; (ii) permit the Committee to grant options or SARs with an exercise price or base value that is below fair market value on the date of grant; (iii) permit the Committee to extend the exercise period for an option or SAR beyond ten (10) years from the date of grant; (iv) amend the 2012 Plan to permit the Committee to reprice previously granted options; or (v) amend the 2012 Plan to permit the Committee to reprice previously granted SARs.

Except as provided in the next sentence, or in connection with a change of control, no amendment, modification, or termination of the Plan or any award agreement shall in any material manner adversely affect any award previously granted under the 2012 Plan without the consent of the participant. The participant’s consent is unnecessary if the change: (i) is required by law or regulation; (ii) does not adversely affect in any material way the rights of the participant; or (iii) is required to cause the benefits under the 2012 Plan to qualify as performance-based compensation exception to the deduction limitation imposed by Section 162(m) of the Code or to comply with the provisions of Section 409A of the Code.

Except in the context of a change of control, the Committee shall not have the authority to amend an award agreement to accelerate the vesting or waive the forfeiture restrictions of any Performance-Based Compensation Awards. In addition, the Committee shall not take any other action that would cause a Performance-Based Compensation Award to fail to satisfy the requirements of the performance-based compensation exception to the deduction limitation imposed by Section 162(m) of the Code unless the Committee concludes that the deduction limitation will not become applicable or that the amendment is appropriate despite the deduction limitation imposed by Section 162(m) of the Code.

Tax Withholding. The Company will have the power to withhold, or require a participant to remit to the Company, an amount sufficient to satisfy federal, state, and local withholding tax requirements on any award under the 2012 Plan. To the extent that alternative methods of withholding are available under applicable laws, the Company will have the power to choose among such methods.

Federal Income Tax Information. The following is a brief summary of certain federal income tax consequences of certain transactions under the Plan based on federal income tax laws in effect on October 31, 2012. This summary is not intended to be exhaustive and does not describe state, local, or foreign income tax consequences which may also be applicable.

As a general rule, with the exception of a stock grant, a participant will not recognize taxable income with respect to any award at the time of grant. A participant will recognize income on a stock grant award at the time of grant.

Upon exercise of a nonqualified stock option, the lapse of restrictions on restricted stock, or upon the payment of SARs, restricted stock units, performance shares, performance units, performance cash awards, or stock unit awards, the participant will recognize ordinary taxable income in an amount equal to the difference between the amount paid for the award, if any, and the fair market value of the stock or amount received on the date of exercise, lapse of restriction or payment. The Company will be entitled to a concurrent income tax deduction equal to the ordinary income recognized by the participant.

A participant who is granted an incentive stock option will not recognize taxable income at the time of exercise. However, the excess of the stock’s fair market value over the option price could be subject to the alternative minimum tax in the year of exercise (assuming the stock received is not subject to a substantial risk of forfeiture or is transferable). If stock acquired upon exercise of an incentive stock option is held for a minimum of two (2) years from the date of grant and one year from the date of exercise, the gain or loss (in an amount equal to the difference between the sales price and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and the Company will not be entitled to any income tax deduction. If the holding period requirements are not met, the incentive stock option will not meet the requirements for this tax favored treatment and the tax consequences described for nonqualified stock options will apply.

Section 409A of the Code, among other things, expanded the definition of deferred compensation arrangements to include, for example, below market option and SAR grants, restricted stock units, performance shares, performance units, performance cash awards, and stock units. If awards that are subject to Section 409A fail to comply with Section 409A, a participant must include in ordinary income all deferred compensation conferred by the award, pay interest from the date of the deferral and pay an additional 20% tax. The award agreement for any award that is subject to Section 409A may include provisions necessary for compliance as determined by the Committee. The Company intends (but cannot and does not guarantee) that awards granted under the Plan will comply with the requirements of Section 409A or an exception thereto and intends to administer and interpret the Plan in such a manner.

Special Rules Applicable to Officers. In limited circumstances where the sale of stock that is received as the result of a grant of an award could subject an officer to suit under Section 16(b) of the Exchange Act, the tax consequences to the officer may differ from the tax consequences described above. In these circumstances, unless a special election has been made, the principal difference usually will be to postpone valuation and taxation of the stock received so long as the sale of the stock received could subject the officer or director to suit under Section 16(b) of the Exchange Act, but not longer than six (6) months.

Tax Consequences to the Company or Its Subsidiaries. To the extent that a grantee recognizes ordinary income in the circumstances described above, the Company or the subsidiary for which the employee performs services will be entitled to a corresponding deduction, provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code and is not subject to the $1,000,000 million deduction limit for certain executive compensation under Section 162(m) of the Code.

New Plan Benefits. Benefits under the 2012 Plan will depend on the Committee’s actions and the fair market value of the Company’s stock at various future dates. Consequently, it is not possible to determine the future benefits that will be received by the 2012 Plan participants.

Vote Required and Board Recommendation

In order for this Proposal No. 5 to be approved, a quorum must be present at the Annual Meeting, and the affirmative vote of a majority of the total votes cast on the proposal at the Annual Meeting, either in person or by proxy, is required. Abstentions do not count as a vote cast. Assuming a quorum is present at the Annual Meeting, abstentions and “broker non-votes” will have no effect on the outcome of the vote.

The Board recommends that shareholders vote “FOR” the approval of the Accelr8 Technology Corporation 2012 Omnibus Equity Incentive Plan as described in this Proposal No. 5.

[Remainder of Page Intentionally Left Blank]

RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

(Proposal No. 6)

On October 18, 2012, our Audit Committee approved the re-appointment of Comiskey & Company, P.C. to conduct an audit in accordance with generally accepted auditing standards of our financial statements for the year ending December 31, 2013. A representative of that firm is expected to be present at the Annual Meeting to respond to appropriate questions and will be given an opportunity to make a statement if he or she so desires. The Audit Committee has discussed with Comiskey & Company, P.C. its independence from us and our management, and this discussion included consideration of the matters in the written disclosures required by the Public Company Accounting Oversight Board. This appointment is being submitted for shareholder ratification at the Annual Meeting. If not ratified, the Audit Committee will reconsider this appointment, although the Audit Committee will not be required to appoint different independent auditors. Comiskey & Company, P.C. has served as our independent auditors since 2005. On October 31, 2012, the Board authorized a change in the Company’s fiscal year end from July 31 to December 31.

Fees Billed to Us by Comiskey & Company, P.C. during the Fiscal Years Ended July 31, 2012 and 2011

Audit Fees

Fees and related expenses for the fiscal years ended July 31, 2012 and 2011 audits by Comiskey & Company, P.C. of our annual financial statements, its review of the financial statements included in our quarterly reports and other services that are provided in connection with statutory and regulatory filings totaled approximately $38,000 and approximately $36,200, respectively. Fees for the fiscal years ended July 31, 2012 included billings for the issuance of consents related to our filing of registration statements during the fiscal year ended July 31, 2012.

Audit-Related Fees

During for the fiscal years ended July 31, 2012 and 2011, Comiskey & Company, P.C. did not bill us for any audit-related fees.

Tax Fees

During for the fiscal years ended July 31, 2012 and 2011, Comiskey & Company, P.C. did not bill us for any tax-related professional services.

All Other Fees

During for the fiscal years ended July 31, 2012 and 2011, Comiskey & Company, P.C. did not bill us for any other professional services.

Policy on Audit Committee Pre-Approval of Fees

The Audit Committee must pre-approve all services to be performed for us by Comiskey & Company, P.C. Pre-approval is granted usually at regularly scheduled meetings of the Audit Committee. If unanticipated items arise between regularly scheduled meetings of the audit committee, the Audit Committee has delegated authority to the chairman of the Audit Committee to pre-approve services, in which case the chairman communicates such pre-approval to the full Audit Committee at its next meeting. The Audit Committee also may approve the additional unanticipated services by either convening a special meeting or acting by unanimous written consent. During 2012 and 2011, all services billed by Comiskey & Company, P.C. were pre-approved by the Audit Committee in accordance with this policy.

 Vote Required and Board Recommendation

In order for this Proposal No. 6 to be approved, a quorum must be present at the Annual Meeting, and the affirmative vote of a majority of the total votes cast on the proposal at the Annual Meeting, either in person or by proxy, is required. Abstentions do not count as a vote cast. Assuming a quorum is present at the Annual Meeting, abstentions and “broker non-votes” will have no effect on the outcome of the vote.

The Audit Committee has approved the appointment of Comiskey & Company, P.C. as our independent registered public accounting firm for the year ending December 31, 2013, and the Board recommends that shareholders vote “FOR” ratification of this appointment.

ANNUAL REPORT

A copy of our combined Annual Report to shareholders and Annual Report on Form 10-K for the fiscal year ended July 31, 2012 will be mailed to the shareholders of record as of October 26, 2012 together with the mailing of this Proxy Statement. An additional copy may be obtained from our website, www.accelr8.com, or will be furnished, without charge, to beneficial shareholders or shareholders of record upon request in writing to the Company, Accelr8 Technology Corporation, 7000 North Broadway, Building 3-307, Denver, Colorado 80221 or by telephone to (303) 863-8880.

SHAREHOLDER PROPOSALS

If any shareholder of the Company intends to present a proposal for consideration at the 2013 annual meeting of shareholders and desires to have such proposal included in the proxy statement and form of proxy distributed by the Board with respect to such meeting, such proposal must be received at the Company’s offices, 7000 North Broadway, Building 3-307, Denver, Colorado 80221, Attention: Secretary, not later than August 13, 2013. Proposals received after such date, including with respect to the nomination of directors, will not be considered timely.

For each matter that you wish to bring before the meeting, provide the following information:

•	a brief description of the business and the reason for bringing it to the meeting;
•	your name and record address;
•	the number of shares of Company stock which you own; and
•	any material interest (such as financial or personal interest) that you have in the matter.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON DECEMBER 12, 2012

This Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended July 31, 2012 are available via the Internet at https://materials.proxyvote.com/004304.

OTHER MATTERS

We know of no other matters to be submitted for consideration by the shareholders at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board may recommend.

It is important that your shares be represented at the meeting, regardless of the number of shares which you hold. You are therefore urged to execute and return, at your earliest convenience, the accompanying proxy card in the postage-prepaid envelope enclosed. You may also submit your proxy over the Internet or by telephone. For specific instructions, please refer to the information provided with your proxy card.

  By order of the Board of Directors,

/s/ Lawrence Mehren

Lawrence Mehren

President and Chief Executive Officer

APPENDIX A

PLAN OF CONVERSION

OF

ACCELR8 TECHNOLOGY CORPORATION,

a COLORADO CORPORATION

THIS PLAN OF CONVERSION (this “Plan”), dated as of December __, 2012, is hereby adopted by Accelr8 Technology Corporation, a Colorado corporation (“Accelr8”), in order to set forth the terms, conditions and procedures governing the conversion of Accelr8 into a Delaware corporation pursuant to Section 7-111-101.5 of the Colorado Business Corporation Act, as amended (the “CBCA”), Sections 7-90-201 and 7-90-202 of the Colorado Corporations and Associations Act, as amended (the “CCAA”), and Section 265 of the Delaware General Corporation Law, as amended (the “DGCL”).

WHEREAS, the board of directors of Accelr8 has approved the Conversion (as defined below) and submitted this Plan to the shareholders of Accelr8 for approval, and the shareholders have approved this Plan.

NOW, THEREFORE, Accelr8 does hereby adopt this Plan to effectuate the conversion of Accelr8 into a Delaware corporation as follows:

1.                  Conversion. Upon and subject to the terms and conditions of this Plan and pursuant to the relevant provisions of the CBCA, CCAA and the DGCL, including, without limitation, Section 7-111-101.5 of the CBCA, Sections 7-90-201 and 7-90-202 of the CCAA and Sections 103 and 265 of the DGCL, Accelr8 shall convert (the “Conversion”) into a Delaware corporation named “Accelerate Diagnostics, Inc.” (the “Resulting Entity”) at the Effective Time (as defined in Section 3 below). The Resulting Entity shall thereafter be subject to all of the provisions of the DGCL, except that notwithstanding Section 106 of the DGCL, the existence of the Resulting Entity shall be deemed to have commenced on the date Accelr8 commenced its existence in Colorado.

2.                  Effect of Conversion. Following the Conversion, the Resulting Entity shall, for all purposes of the laws of the State of Delaware and Colorado, be deemed to be the same entity as Accelr8. Upon the Effective Time, all of the rights, privileges and powers of Accelr8, and all property, real, personal and mixed, and all debts due to Accelr8, as well as all other things and causes of action belonging to Accelr8, shall remain vested in the Resulting Entity and shall be the property of the Resulting Entity and the title to any real property vested by deed or otherwise in Accelr8 shall not revert or be in any way impaired, but all rights of creditors and all liens upon any property of Accelr8 shall be preserved unimpaired, and all debts, liabilities and duties of Accelr8 shall remain attached to the Resulting Entity and may be enforced against it to the same extent as if said debts, liabilities and duties had originally been incurred or contracted by it in its capacity as a Delaware corporation. The rights, privileges, powers and interests in property of Accelr8, as well as the debts, liabilities and duties of Accelr8, shall not be deemed, as a consequence of the Conversion, to have been transferred to the Resulting Entity for any purpose of the laws of the State of Delaware. The Conversion shall not be deemed to affect any obligations or liabilities of Accelr8 incurred prior to the Effective Time or the personal liability of any person incurred prior thereto. Accelr8 shall not be required to wind up its affairs or pay its liabilities and distribute its assets, and the Conversion shall not be deemed to constitute a dissolution of Accelr8 and shall constitute a continuation of the existence of Accelr8 in the form of a Delaware corporation. The Resulting Entity is the same entity as Accelr8.

3.                  Effective Time. Provided that this Plan has not been terminated or deferred pursuant to Section 12 hereof, or unless another date and time is specified, the Conversion shall be effective upon (a) the filing with the Secretary of State of the State of Colorado of a duly executed Statement of Conversion meeting the requirements of Section 7-90-201.7 of the CCAA and (b) the filing with the Secretary of State of the State of Delaware of (i) a duly executed Certificate of Conversion meeting the requirements of Sections 103 and 265 of the DGCL, and (ii) a duly executed Certificate of Incorporation of the Resulting Entity in the form specified below (the “Effective Time”).

4.                  Governance and Other Matters Related to the Resulting Entity.

(a)                Certificate of Incorporation. At the Effective Time, the Certificate of Incorporation of the Resulting shall be as set forth in Exhibit A attached hereto (the “Certificate of Incorporation”) and shall be filed with the Secretary of State of the State of Delaware.

(b)               Bylaws. At the Effective Time, the Bylaws of the Resulting Entity shall be as set forth in Exhibit B attached hereto (the “Bylaws”), and shall be adopted as such by the board of directors of the Resulting Entity. Thereafter, the Bylaws may be amended by the board of directors or the stockholders of the Resulting Entity as provided in the Bylaws and the Certificate of Incorporation, as applicable.

(c)                Directors and Officers. The members of the board of directors and the officers of Accelr8 immediately prior to the Effective Time shall continue in office following the Effective Time as the directors and officers of the Resulting Entity, respectively, until the expiration of their respective terms of office and until their successors have been duly elected and have qualified, or until their earlier death, resignation or removal. After the Effective Time, the Resulting Entity and its board of directors shall take any necessary actions to cause each of such individuals to be appointed or to confirm such appointments.

5.                  Effect of the Conversion on the Common Stock of Accelr8. Subject to the terms and conditions of this Plan, at the Effective Time, automatically by virtue of the Conversion and without any further action on the part of Accelr8, the Resulting Entity or any shareholder or stockholder thereof, respectively, each share of common stock, no par value per share, of Accelr8 (the “Accelr8 Common Stock”), shall convert into one validly issued, fully paid and nonassessable share of common stock, par value $0.001 per share, of the Resulting Entity (the “Resulting Entity Common Stock”). Following the Effective Time, all Accelr8 Common Stock shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of Accelr8 Common Stock immediately prior to the Effective Time shall cease to have any rights with respect thereto.

6.                  Stock Certificates. From and after the Effective Time, all of the outstanding certificates that prior to that time represented shares of Accelr8 Common Stock shall be deemed for all purposes to evidence ownership of and to represent the shares of the Resulting Entity Common Stock into which the shares represented by such certificates have been converted as provided herein. The registered owner on the books and records of the Resulting Entity or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Resulting Entity or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of the Resulting Entity evidenced by such outstanding certificate as provided above.

2

7.                  Employee Benefit and Compensation Plans. At the Effective Time, each employee benefit plan, incentive compensation plan, stock purchase plan, stock option agreement and other similar plans and agreements to which Accelr8 is then a party shall be automatically assumed by, and continue to be the plan of, the Resulting Entity, without further action by Accelr8 or the Resulting Entity or any other party thereto. To the extent any employee benefit plan, incentive compensation plan, stock option agreement or other similar plan provides for the issuance or purchase of, or otherwise relates to, Accelr8 Common Stock, after the Effective Time, such plan or agreement shall be deemed to provide for the issuance or purchase of, or otherwise relate to, the Resulting Entity Common Stock.

8.                  Filings, Licenses, Permits, Titled Property, Etc. As necessary, following the Effective Time, the Resulting Entity shall apply for new qualifications to conduct business (including as a foreign corporation), licenses, permits and similar authorizations on its behalf and in its own name in connection with the Conversion and to reflect the fact that it is a corporation duly formed and validly existing under the laws of the State of Delaware. As required or appropriate, following the Effective Time, all real, personal or intangible property of Accelr8 which was titled or registered in the name of Accelr8 shall be re-titled or re-registered, as applicable, in the name of the Resulting Entity by appropriate filings or notices to the appropriate parties (including, without limitation, any applicable governmental agencies).

9.                  Further Assurances. If, at any time after the Effective Time, the Resulting Entity shall determine or be advised that any deeds, bills of sale, assignments, agreements, documents or assurances or any other acts or things are necessary, desirable or proper, consistent with the terms of this Plan to vest, perfect or confirm, of record or otherwise, in the Resulting Entity its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of Accelr8, or to otherwise carry out the purposes of this Plan, the Resulting Entity and its proper officers and directors (or their designees), are hereby authorized to execute and deliver, in the name and on behalf of Accelr8, all such deeds, bills of sale, assignments, agreements, documents and assurances and do, in the name and on behalf of Accelr8, all such other acts and things necessary, desirable to vest, perfect or confirm, of record or otherwise, in the Resulting Entity its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of Accelr8, or to otherwise carry out the purposes of this Plan and the Conversion.

10.              Implementation and Interpretation; Termination and Amendment. This Plan shall be implemented and interpreted, prior to the Effective Time, by the board of directors of Accelr8 and, upon the Effective Time, by the board of directors of the Resulting Enitty, (a) each of which shall have full power and authority to delegate and assign any matters covered hereunder to any other party(ies), including, without limitation, any officers of Accelr8 or the Resulting Entity, as the case may be, and (b) the interpretations and decisions of which shall be final, binding, and conclusive on all parties.

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11.              Amendment. This Plan may be amended or modified by the board of directors of Accelr8 at any time prior to the Effective Time, provided that such an amendment shall not alter or change (a) the amount or kind of shares or other securities to be received hereunder by the shareholders of Accelr8, (b) any term of the Certificate of Incorporation or the Bylaws, other than changes permitted to be made without stockholder approval by the DGCL, or (c) any of the terms and conditions of this Plan if such alteration or change would adversely affect the holders of any class or series of the stock of Accelr8.

12.              Termination or Deferral. At any time before the Effective Time, (a) this Plan may be terminated and the Conversion may be abandoned by action of the board of directors of Accelr8, notwithstanding the approval of this Plan by the shareholders of Accelr8, or (b) the consummation of the Conversion may be deferred for a reasonable period of time if, in the opinion of the board of directors of Accelr8, such action would be in the best interest of Accelr8 and its shareholders. In the event of termination of this Plan, this Plan shall become void and of no effect and there shall be no liability on the part of Accelr8, its board of directors or shareholders with respect thereto.

13.              Third Party Beneficiaries. This Plan shall not confer any rights or remedies upon any person or entity other than as expressly provided herein.

14.              Severability. Whenever possible, each provision of this Plan will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Plan is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Plan.

[Remainder of Page Intentionally Blank; Signature Page Follows]

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IN WITNESS WHEREOF, Accelr8 Technology Corporation, a Colorado corporation, has caused this Plan of Conversion to be executed by its duly authorized representative as of the date first written above.

ACCELR8 TECHNOLOGY CORPORATION,

a Colorado corporation

By ___________________________________________________

Lawrence Mehren

President and Chief Executive Officer

APPENDIX B

CERTIFICATE OF INCORPORATION

OF

ACCELERATE DIAGNOSTICS, INC.

Article I

Name

The name of the corporation is Accelerate Diagnostics, Inc. (the “Corporation”).

Article II

Registered Office

The address of the Corporation’s registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, City of Wilmington, County of New Castle, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

Article III

Purposes

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

Article IV

Capital Stock

The Corporation shall be authorized to issue two classes of shares of capital stock, to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares of Common Stock and Preferred Stock that the Corporation shall have authority to issue is fifty million (50,000,000) of which forty-five million (45,000,000) shares shall be Common Stock, par value $0.001 per share, and five million (5,000,000) shares shall be Preferred Stock, par value $0.001 per share.

The Board of Directors is hereby expressly authorized to provide, out of the unissued shares of Preferred Stock, for one or more series of Preferred Stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the voting powers, if any, of the shares of such series, and the preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of such series. The powers, preferences and relative, participating, optional and other special rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding.

Article V

Incorporator

The incorporator of the corporation is Lawrence Mehren, whose mailing address is c/o Accelr8 Technology Corporation, 7000 North Broadway, Building 3-307, Denver, Colorado 80221. The powers of the incorporator are to terminate upon the filing of this Certificate of Incorporation.

Article VI

Directors

The number of directors which shall comprise the initial Board of Directors of the Corporation shall be four (4). The size of the Board of Directors may be increased or decreased in the manner provided in the Bylaws of the Corporation. All corporate powers of the Corporation shall be exercised by or under the direction of the Board of Directors except as otherwise provided herein or by law. Unless and to the extent that the Bylaws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot.

Article VII

Bylaws

In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors of the Corporation is expressly authorized to make, alter and repeal the Bylaws of the corporation, subject to the power of the stockholders of the corporation to adopt, alter or repeal any Bylaw of the corporation, whether adopted by them or otherwise, to the extent required by the General Corporation Law of the State of Delaware.

Article VIII

Limitation of Liability; Indemnification

1. Limitation of Liability. To the fullest extent permitted by law, a director of the Corporation shall not be personally liable to the Corporation or to its stockholders for monetary damages for any breach of fiduciary duty as a director. No amendment to, modification of or repeal of this Article VIII, Paragraph 1 shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment.

2. Indemnification. The Corporation shall indemnify, advance expenses, and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (a “Covered Person”) who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such Covered Person. Notwithstanding the preceding sentence, except for claims for indemnification (following the final disposition of such Proceeding) or advancement of expenses not paid in full, the Corporation shall be required to indemnify a Covered Person in connection with a Proceeding (or part thereof) commenced by such Covered Person only if the commencement of such Proceeding (or part thereof) by the Covered Person was authorized in the specific case by the Board of Directors of the Corporation. Any amendment, repeal or modification of this Article VIII, Paragraph 2 shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

Article IX
Amendment

The corporation reserves the right at any time, and from time to time, to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by law; and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to the rights reserved in this Article IX.

I, THE UNDERSIGNED, for the purposes of incorporating and organizing a corporation under the General Corporation Law of the State of Delaware, do execute this Certificate of Incorporation, and do certify that the facts herein stated are true.

DATED this _____ day of December, 2012.

_________________________________

Lawrence Mehren, Incorporator

APPENDIX C

ACCELR8 TECHNOLOGY CORPORATION
2012 OMNIBUS EQUITY INCENTIVE PLAN

EFFECTIVE DATE: October 31, 2012
Approved by SHAREholders: [December 12, 2012]
EXPIRATION DATE: October 31, 2022

ARTICLE 1
ESTABLISHMENT; PURPOSE; GLOSSARY

1.1                ESTABLISHMENT. Accelr8 Technology Corporation, a Colorado corporation (the “Company”) hereby establishes the Accelr8 Technology Corporation 2012 Omnibus Equity Incentive Plan (the “Plan”). The Plan will supersede and replace the 2004 Omnibus Stock Option Plan (the “2004 Plan”) and all other Prior Plans. No awards will be made pursuant the 2004 Plan or any other Prior Plan after the date it is approved by the Board (the “Effective Date”); provided, however, that the 2004 Plan and all Prior Plans shall remain in effect until all awards granted under such Prior Plans have been exercised, forfeited, canceled, or have otherwise expired or terminated in accordance with the terms of such awards.

1.2                PURPOSE. The purpose of the Plan is to promote the success and enhance the value of the Company by linking the personal interest of the Participants to those of the Company’s shareholders by providing Participants with an incentive for outstanding performance. To further these objectives, the Plan provides for the award of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Stock Grants, Stock Units, Performance Shares, Performance Units, and Performance Cash.

1.3                GLOSSARY. Defined terms used in this Plan are set forth in the attached Glossary, which is incorporated into and made part of this Plan.

ARTICLE 2
EFFECTIVE DATE; EXPIRATION DATE

2.1                EFFECTIVE DATE. The Plan is effective as of the Effective Date, but is subject to the approval of the Company’s shareholders at the Company’s 2012 Annual Meeting. Any Awards granted pursuant to the Plan, prior to shareholder approval, shall be expressly conditioned upon shareholder approval of the Plan.

2.2                EXPIRATION DATE. The Plan will expire on, and no Award may be granted under the Plan after, the 10th anniversary of the Effective Date. Any Awards that are outstanding on the 10th anniversary of the Effective Date shall remain in force according to the terms of the Plan and the Award Agreement.

ARTICLE 3
ADMINISTRATION

3.1                COMMITTEE. The Plan shall be administered by the Committee. The Committee shall consist of at least 2 individuals, each of whom qualifies as: (i) an “independent director” as defined in the NYSE Listing Standards; (ii) a “non-employee director” as defined in Rule 16b-3(b)(3) of the General Rules and Regulations of the Exchange Act; and (iii) an “outside director” as defined in Section 162(m) of the Code, in each case, as each such rule or regulation is in effect from time to time. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board.

3.2                ACTION BY THE COMMITTEE. A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by all of the members of the Committee in lieu of a meeting, shall be deemed the acts of the Committee.

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3.3                AUTHORITY OF COMMITTEE. The Committee has the power and authority to take the following actions: (i) designate Participants to receive Awards; (ii) determine the type or types of Awards and the times when Awards are to be granted to each Participant; (iii) determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate; (iv) determine the terms and conditions of any Award, including, but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Award, any schedule for lapse of restrictions or limitations, and accelerations or waivers thereof, based in each case on such considerations as the Committee determines; provided, however, that except in the context of a Change of Control, the Committee shall not have the authority to accelerate the vesting or waive the forfeiture restrictions of any Performance-Based Compensation Awards; (v) determine whether, to what extent, and in what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or whether an Award may be canceled, forfeited, exchanged or surrendered; (vi) prescribe the form of each Award Agreement, which need not be identical for each Participant; (vii) decide all other matters that must be determined in connection with an Award; (viii) establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan; (ix) amend or modify any outstanding Award to the extent the terms of such Award are within the power and authority of the Committee as provided under the Plan; (x) interpret the terms of, and determine any matter arising pursuant to, the Plan or any Award Agreement; and (xi) make all other decisions or determinations that may be required pursuant to the Plan or an Award Agreement as the Committee deems necessary or advisable to administer the Plan.

3.4                DECISIONS BINDING. The Committee’s interpretation of the Plan or any Award Agreement and all decisions and determinations by the Committee with respect to the Plan and any Award are final, binding, and conclusive on all parties. All authority of the Board and the Committee with respect to Awards issued pursuant to this Plan, including the authority to amend outstanding Awards, shall continue after the term of this Plan so long as any Award remains outstanding. Any action authorized to be taken by the Committee pursuant to the Plan may be taken or not taken by the Committee in the exercise of its discretion as long as such action or decision not to act is not inconsistent with a provision of this Plan.

3.5                DELEGATION to CEO. The Committee may, in its discretion, delegate to the CEO, in writing, the power and authority to grant Awards to individuals (other than to employees who are or will become upon hiring Covered Employees or employees subject to Section 16 of the Exchange Act) to expedite the hiring process or to retain talented employees. The Committee’s delegation to the CEO may be revoked or modified at any time. Any such delegation must be consistent with applicable law and shall be subject to such restrictions or limitations as may be imposed by the Committee.

ARTICLE 4
SHARES SUBJECT TO THE PLAN

4.1                NUMBER OF SHARES. Subject to the possible increases provided by Section 4.2(a) and adjustment as provided in Section 4.4, the total number of shares of Stock reserved and available for grant pursuant to the Plan is the number of shares of Stock that were authorized but unissued under the Prior Plans as of the Effective Date, or 1,677,500 shares. As provided in Section 1.1, no Awards will be made pursuant to the 2004 Plan or any other Prior Plan on or after the Effective Date.

4.2                share COUNTING. For purposes of determining the number of shares of Stock available for grant under the Plan from time-to-time:

(a)                 In the event any Award granted under this Plan, or any award outstanding under any Prior Plan on or after the Effective Date, is forfeited, terminated, canceled, or expired, the number of shares of Stock subject to such Award or Prior Plan award, to the extent of any such forfeiture, termination, cancellation or expiration, shall thereafter be available for grant under the Plan (i.e., any prior charge against the numeric limit in Section 4.1 shall be reversed).

(b)                 If shares of Stock are not delivered in connection with any Award because the Award is settled in cash, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan and will again be available for grant.

(c)                 The exercise of a stock-settled SAR or broker-assisted “cashless” exercise of an Option (or a portion thereof) will reduce the number of shares of Stock available for issuance by the entire number of shares of Stock subject to that SAR or Option (or applicable portion thereof), even though a smaller number of shares of Stock will be issued upon such an exercise.

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(d)                 Shares of Stock tendered to pay the exercise price of an Option or tendered, withheld or otherwise relinquished by the Participant to satisfy a tax withholding obligation arising in connection with any Award will not become available for grant under the Plan. Moreover, shares of Stock purchased on the open market with cash proceeds generated by the exercise of an Option will not increase or replenish the number of shares available for grant.

(e)                 If the provisions of this Section 4.2 are inconsistent with the requirements of any regulations promulgated by the Internal Revenue Service pursuant to Section 422 of the Code, the provisions of such regulations shall control over the provisions of this Section 4.2, but only as this Section 4.2 applies to Incentive Stock Options.

(f)                  The Committee may adopt such other reasonable rules and procedures as it deems to be appropriate for purposes of determining the number of shares of Stock that are available for grant pursuant to Section 4.1.

4.3                STOCK DISTRIBUTED. Any shares of Stock delivered pursuant to an Award may consist, in whole or in part, of authorized but unissued Stock or treasury Stock or Stock purchased on the open market.

4.4                ADJUSTMENTS. In the event of any recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to the shares of Stock, or any similar corporate transaction or event in respect of the Stock, the Committee shall, in its sole discretion and to the extent it deems equitable and appropriate to prevent dilution or enlargement of rights, make a proportionate adjustment in: (i) the number and class of shares of Stock made available for grant pursuant to Section 4.1; (ii) the number of shares of Stock set forth in Section 7.2, Section 12.9, and any other similar numeric limit expressed in the Plan; (iii) the number and class of and/or price of shares of Stock, units, or other rights subject to the then-outstanding Awards; (iv) the performance targets or goals appropriate to any outstanding Awards (subject to such limitations as appropriate for Performance-Based Compensation Awards); or (v) any other terms of an Award that are affected by the event. Notwithstanding anything in the Plan to the contrary, in the event of any such transaction or occurrence, the Committee, in its sole discretion, may provide in substitution for any or all outstanding Awards such alternative consideration (including cash) as it, in good faith, may determine to be equitable under the circumstances and may require in connection therewith the surrender of all Awards so replaced. Any adjustments made pursuant to this Section 4.4 shall be made in a manner consistent with the requirements of Section 409A of the Code and, in the case of Incentive Stock Options, any such adjustments shall be made in a manner consistent with the requirements of Section 424(a) of the Code.

4.5                REPLACEMENT AWARDS. In the event of any corporate transaction in which the Company or a Subsidiary acquires a corporate entity which, at the time of such transaction, maintains an equity compensation plan pursuant to which awards of stock options, stock appreciation rights, restricted stock, performance shares, performance units, stock grants, stock units, restricted stock units or any other form of equity based compensation are then outstanding (the “Acquired Plan”), the Committee may make Awards to assume, substitute or convert such outstanding awards in such manner as may be determined to be appropriate and equitable by the Committee; provided, however, that the number of shares of Stock subject to any Award shall always be a whole number by rounding any fractional share to the nearest whole share. Options or SARs issued pursuant to this Section 4.5 shall not be subject to the requirement that the exercise price of such Award not be less than the Fair Market Value of Stock on the date the Award is granted. Shares used in connection with an Award granted in substitution for an award outstanding under an Acquired Plan under this Section 4.5 shall not be counted against the number of shares of Stock reserved under this Plan under Section 4.1. Any shares of Stock authorized and available for issuance under the Acquired Plan shall, subject to adjustment as described in Section 4.4, be available for use in making Awards under this Plan with respect to persons eligible under such Acquired Plan, by virtue of the Company’s assumption of such Acquired Plan, consistent with Rule 303A.08 of the New York Stock Exchange Listed Company Manual, as such Rule may be amended or replaced from time to time.

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4.6                FRACTIONAL SHARES. No fractional shares shall be issued pursuant to the Plan. Unless the Committee specifies otherwise in the Award Agreement or pursuant to any policy adopted by the Committee, cash will be given in lieu of fractional shares. In the event of adjustment as provided in Section 4.4 or the issuance of replacement awards as provided in Section 4.5, the total number of shares subject to any affected Award shall always be a whole number by rounding any fractional shares to the nearest whole share.

ARTICLE 5
ELIGIBILITY; PARTICIPATION

5.1                ELIGIBILITY. Persons eligible to participate in this Plan include members of the Board and employees and officers of the Company and its Subsidiaries. The Committee may determine on a case-by-case basis to make Awards to consultants and advisers to the Company or any Subsidiary. Awards may also be granted to prospective employees or members of the Board but no portion of any such Award will vest, become exercisable, be issued, or become effective prior to the date on which such individual begins to provide services to the Company or any Subsidiary.

5.2                ACTUAL PARTICIPATION. Subject to the provisions of the Plan, the Committee may, from time to time, select from among all eligible Participants those to whom Awards shall be granted and shall determine the nature and amount of each Award. No individual shall have any right to be selected to receive an Award, or having been so selected, to be selected to receive a future Award, except as otherwise provided by separate agreement, the relevant provisions of which have been approved by the Committee.

ARTICLE 6
GENERAL RULES APPLICABLE TO ALL AWARDS

6.1                AWARD AGREEMENTS. All Awards shall be evidenced by an Award Agreement. The Award Agreement shall include such terms and provisions as the Committee determines to be appropriate. The terms of the Award Agreement may vary depending on the type of Award, the employee or classification of the employee to whom the Award is made and such other factors as the Committee determines to be appropriate.

6.2                STAND-ALONE AND TANDEM AWARDS. Awards granted pursuant to the Plan may be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan or any Prior Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

6.3                TERM OF AWARD. The term of each Award shall be for the period determined by the Committee, provided that in no event shall the term of any Option or Stock Appreciation Right exceed a period of 10 years from the Date of Grant.

6.4                TERMINATION OF EMPLOYMENT OR SERVICE. Subject to the provisions of this Plan, the Committee shall determine and set forth in the applicable Award Agreement the extent to which a Participant shall have the right to retain and/or exercise an Award following Termination of Employment (or Termination of Service in the case of a member of the Board). Such provisions need not be uniform among all types of Awards and may reflect distinctions based on the reasons for such terminations, including but not limited to, death, Disability, a Change of Control, a termination for cause or reasons relating to the breach or threatened breach of restrictive covenants.

6.5                FORM OF PAYMENT FOR AWARDS. Subject to the terms of the Plan, the Award Agreement and any applicable law, payments or transfers to be made by the Company or any Subsidiary on the grant, exercise or settlement of an Award may be made in such forms as determined by the Committee, including, without limitation, cash, Stock, other Awards, or other property, or any combination thereof, and may be made in a single payment or transfer, in installments, or any combination thereof, in each case determined in accordance with rules adopted by the Committee.

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ARTICLE 7
STOCK OPTIONS

7.1                GENERAL. Subject to the terms and provisions of the Plan, Options may be granted to one or more Participants upon such terms and conditions, and at any time and from time to time, as shall be determined by the Committee. The Committee may grant either Nonqualified Stock Options or Incentive Stock Options and shall have complete discretion in determining the number of shares subject to Options granted to each Participant. Option Awards are subject to the following terms and conditions:

(a)                 Exercise Price. The exercise price per share of Stock pursuant to any Option shall be equal to the Fair Market Value of one share of Stock as of the Date of Grant unless the Committee sets a higher exercise price in the Award Agreement.

(b)                 Exercise of Option. Options shall be exercisable at such times and in such manner, and shall be subject to such restrictions and conditions, as the Committee shall, in each instance approve, which need not be the same for each grant or for each Participant. The Committee may prescribe performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised.

(c)                 Term of Option. Each Option shall expire at such time as the Committee shall determine as of the Date of Grant; provided, however, that no Option shall be exercisable later than the 10th anniversary of the Date of Grant.

(d)                 Payment. The exercise price for any Option shall be paid in cash or shares of Stock held for longer than 6 months (through actual tender or by attestation). In the Award Agreement, the Committee also may prescribe other methods by which the exercise price of an Option may be paid and the form of payment including, without limitation, any net-issuance arrangement or other property acceptable to the Committee (including broker-assisted “cashless exercise” arrangements), and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants. The Committee, in consideration of applicable accounting standards and applicable law, may waive the 6 month share holding period described in the first sentence of this paragraph (d) in the event payment of an Option is made through the tendering of shares.

(e)                 Repricing of Options. Notwithstanding any other provision in the Plan to the contrary, without approval of the Company’s shareholders, an Option may not be amended, modified or repriced to reduce the exercise price after the Date of Grant. Except as otherwise provided in Section 4.4 with respect to an adjustment in capitalization, an Option also may not be surrendered in consideration of or exchanged for cash, other Awards or a new Option having an exercise price below the exercise price of the Option being surrendered or exchanged.

(f)                  Nontransferability of Options. No Option may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all Options granted to a Participant shall be exercisable during his or her lifetime only by such Participant or his or her legal representative. Notwithstanding the foregoing, the Committee may, in its discretion, permit the transfer of an Option to a Family Member, trust or partnership, or to a charitable organization, provided that no value or consideration is received by the Participant with respect to such transfer.

7.2                INCENTIVE STOCK OPTIONS. The following additional rules shall apply to Incentive Stock Options granted pursuant to this Article 7:

(a)                 Employees Only. Incentive Stock Options shall be granted only to Participants who are employees of the Company or any Subsidiary.

(b)                 Exercise Price. Except as provided in Section 7.2(f), the exercise price per share of Stock pursuant to any Incentive Stock Option shall be equal to the Fair Market Value of one share of Stock as of the Date of Grant unless the Committee sets a higher exercise price in the Award Agreement.

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(c)                 Term of Incentive Stock Option. In no event may any Incentive Stock Option be exercisable for more than 10 years from the Date of Grant.

(d)                 Lapse of Option. An Incentive Stock Option shall lapse in the following circumstances:

(1)                 The Incentive Stock Option shall lapse 10 years from the Date of Grant, unless an earlier time is specified in the Award Agreement;

(2)                 The Incentive Stock Option shall lapse upon a Termination of Employment for any reason other than the Participant’s death or Disability, unless otherwise provided in the Award Agreement; and

(3)                 If the Participant incurs a Termination of Employment on account of death or Disability before the Option lapses pursuant to paragraph (1) or (2), the Incentive Stock Option shall lapse on the earlier of: (i) the scheduled expiration date of the Option; or (ii) 12 months after the date of the Participant’s Termination of Employment on account of death or Disability. Upon the Participant’s death or Disability, any Incentive Stock Options exercisable at the Participant’s death or Disability may be exercised by the Participant’s legal representative or representatives, by the person or persons entitled to do so pursuant to the Participant’s last will and testament in the case of death, or, if the Participant fails to make testamentary disposition of such Incentive Stock Option or dies intestate, by the person or persons entitled to receive the Incentive Stock Option pursuant to the applicable laws of descent and distribution.

(e)                 Individual Dollar Limitation. The aggregate Fair Market Value (determined as of the time an Award is made) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any one calendar year may not exceed $100,000 or such other limitation as may then be imposed by Section 422(d) of the Code or any successor provision. To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Nonqualified Stock Options.

(f)                  Ten Percent Owners. An Incentive Stock Option may be granted to any employee who, at the Date of Grant, owns stock possessing more than 10% of the total combined voting power of all classes of Stock of the Company only if such Option is granted at a price that is not less than 110% of Fair Market Value on the Date of Grant and the Option is exercisable for no more than 5 years from the Date of Grant.

(g)                 Right to Exercise. Except as provided in Section 7.2(d)(3), during a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant.

(h)                 Limitations on Number of Shares Subject to Awards. The maximum number of shares that may be issued under the Plan as Incentive Stock Options is the numeric limit set forth in Section 4.1.

ARTICLE 8
STOCK APPRECIATION RIGHTS

8.1                GENERAL. Subject to the terms and provisions of the Plan, SARs may be granted to one or more Participants upon such terms and conditions, and at any time and from time to time, as shall be determined by the Committee. The Committee shall have complete discretion in determine the number of SARs granted to each Participant. SARs are subject to the following terms and conditions:

(a)                 Base Value. The base value per share of Stock pursuant to any SAR shall be equal to the Fair Market Value of one share of Stock as of the Date of Grant unless the Committee sets a higher base value in the Award Agreement.

(b)                 Exercise of SAR. SARs shall be exercisable at such times and in such manner, and shall be subject to such restrictions and conditions, as the Committee shall, in each instance approve, which need not be the same for each grant or for each Participant. The Committee may prescribe performance or other conditions, if any, that must be satisfied before all or part of a SAR may be exercised.

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(c)                 Term of SAR. Each SAR shall expire at such time as the Committee shall determine as of the Date of Grant; provided, however, that no SAR shall be exercisable later than the 10th anniversary of the Date of Grant.

(d)                 Payment of SAR Amount. Upon exercise of the SAR, the Participant shall be entitled to receive a payment equal to the amount determined by multiplying (a) the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise over the base value fixed by the Committee on the Date of Grant, by (b) the number of shares with respect to which the SAR is exercised. Payment shall be made in the manner and at the time specified by the Committee in the Award Agreement. At the discretion of the Committee, the Award Agreement may provide for payment for the SARs in cash, shares of Stock of equivalent value, or in a combination thereof.

(e)                 Repricing of SARs. Notwithstanding any other provision in the Plan to the contrary, without approval of the Company’s shareholders, a SAR may not be amended, modified or repriced to reduce the exercise price after the Date of Grant. Except as otherwise provided in Section 4.4 with respect to an adjustment in capitalization, a SAR also may not be surrendered in consideration of or exchanged for cash, other Awards or a new SAR having an exercise price below the exercise price of the SAR being surrendered or exchanged.

(f)                  Nontransferability of SARs. No SAR may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all SARs granted to a Participant shall be exercisable during his or her lifetime only by such Participant or his or her legal representative. Notwithstanding the foregoing, the Committee may, in its discretion, permit the transfer of an SAR to a Family Member, trust or partnership, or to a charitable organization, provided that no value or consideration is received by the Participant with respect to such transfer.

ARTICLE 9
RESTRICTED STOCK AND RESTRICTED STOCK UNIT AWARDS

9.1                GRANT OF RESTRICTED STOCK. Subject to the terms and provisions of the Plan, Restricted Stock may be granted to one or more Participants upon such terms and conditions, and at any time and from time to time, as shall be determined by the Committee. Restricted Stock Awards are subject to the following terms and conditions:

(a)                 Restrictions. Restricted Stock shall be subject to such conditions and/or restrictions as the Committee may impose (including, without limitation, limitations on transferability, the right to receive dividends, or the right to vote the Restricted Stock), which need not be the same for each grant or for each Participant. These restrictions may lapse separately or in combination at such times, in such circumstances, in such installments, or otherwise, as determined by the Committee. Except as otherwise provided in the Award Agreement, Participants holding shares of Restricted Stock may not exercise voting rights with respect to the shares of Restricted Stock during the period of restriction.

(b)                 Forfeiture. Except as otherwise provided in the Award Agreement, upon a Termination of Employment (or Termination of Service in the case of a member of the Board) during the applicable period of restriction, Restricted Stock that is at that time subject to restrictions shall be forfeited. The Committee may provide in the Award Agreement that the restrictions or forfeiture conditions relating to a Restricted Stock Award will be waived in whole or in part in the event of a Termination of Employment (or Termination of Service in the case of a member of the Board) resulting from specified causes. The Committee also may waive in whole or in part any other restrictions or forfeiture conditions relating to a Restricted Stock Award.

(c)                 Certificates for Restricted Stock. Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, the certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may retain physical possession of the certificate until such time as all applicable restrictions lapse.

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9.2                GRANT OF RESTRICTED STOCK UNITS. Subject to the terms and provisions of the Plan, Restricted Stock Units may be granted to one or more Participants upon such terms and conditions, and at any time and from time to time, as shall be determined by the Committee. Restricted Stock Unit Awards are subject to the following terms and conditions:

(a)                 Restrictions. Restricted Stock Unit Awards grant a Participant the right to receive a specified number of shares of Stock, or a cash payment equal to the Fair Market Value (determined as of a specified date) of a specified number of shares of Stock, subject to such conditions and/or restrictions as the Committee may impose, which need not be the same for each grant or for each Participant. These restrictions may lapse separately or in combination at such times, in such circumstances, in such installments, or otherwise, as determined by the Committee.

(b)                 Forfeiture. Except as otherwise provided in the Award Agreement, upon a Termination of Employment (or Termination of Service in the case of a member of the Board) during the applicable period of restriction, Restricted Stock Units that are at that time subject to restrictions shall be forfeited. The Committee may provide in any Award Agreement that restrictions or forfeiture conditions relating to a Restricted Stock Unit Award will be waived in whole or in part in the event of a Termination of Employment (or Termination of Service in the case of a member of the Board) resulting from specified causes. The Committee also may waive in whole or in part any other restrictions or forfeiture conditions relating to a Restricted Stock Unit Award.

(c)                 Payment. Payment for vested Restricted Stock Units shall be made in the manner and at the time designated by the Committee in the Award Agreement. In the Award Agreement, the Committee may provide that payment will be made in cash or Stock, or in a combination thereof.

ARTICLE 10
STOCK GRANT AND STOCK UNIT AWARDS

10.1            STOCK GRANT AWARDS. Subject to the terms and provisions of the Plan, Stock Grant Awards may be granted to one or more Participants upon such terms and conditions, and at any time and from time to time, as shall be determined by the Committee. A Stock Grant Award grants the Participant the right to receive (or purchase at such price as determined by the Committee) a designated number of shares of Stock free of any vesting restrictions. The purchase price, if any, for a Stock Grant Award shall be payable in cash or other form of consideration acceptable to the Committee. A Stock Grant Award may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration, or in lieu of any cash compensation due to such Participant.

10.2            STOCK UNIT AWARDS. Subject to the terms and provisions of the Plan, Stock Unit Awards may be granted to one or more Participants upon such terms and conditions, and at any time and from time to time, as shall be determined by the Committee. A Stock Unit Award grants the Participant the right to receive a designated number of shares of Stock, or a cash payment equal to the Fair Market Value (determined as of a specified date) of a designated number of shares of Stock, in the future free of any vesting restrictions. A Stock Unit Award may be granted as described in the preceding sentence in respect of past services or other valid consideration, or in lieu of any cash compensation due to such Participant.

ARTICLE 11
PERFORMANCE SHARES; PERFORMANCE UNITS;

AND PERFORMANCE CASH AWARDS

11.1            PERFORMANCE SHARE AWARDS. Subject to the terms and provisions of the Plan, Performance Share Awards may be granted to one or more Participants upon such terms and conditions, and at any time and from time to time, as shall be determined by the Committee. A Performance Share Award grants the Participant the right to receive a specified number of shares of Stock depending on the satisfaction of any one or more Performance Goals. Performance may be measured on a specified date or dates or over any period or periods determined by the Committee. Unless otherwise provided in the Award Agreement, payment for vested Performance Shares shall be made in Stock.

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11.2            PERFORMANCE UNIT AWARDS. Subject to the terms and provisions of the Plan, Performance Unit Awards may be granted to one or more Participants upon such terms and conditions, and at any time and from time to time, as shall be determined by the Committee. A Performance Unit Award grants the Participant the right to receive a specified number of shares of Stock or a cash payment equal to the Fair Market Value (determined as of a specified date) of a specified number of shares of Stock depending on the satisfaction of any one or more Performance Goals. Performance may be measured on a specified date or dates or over any period or periods determined by the Committee. At the discretion of the Committee, the Award Agreement may provide for payment for vested Performance Unit Awards in cash, shares of Stock of equivalent cash value, or in a combination thereof.

11.3            PERFORMANCE CASH AWARDS. Subject to the terms and provisions of the Plan, Performance Cash Awards may be granted to one or more Participants upon such terms and conditions, and at any time and from time to time, as shall be determined by the Committee. A Performance Cash Award grants the Participant the right to receive an amount of cash depending on the satisfaction of any one or more Performance Goals. Performance may be measured on a specified date or dates or over any period or periods determined by the Committee.

11.4            PERFORMANCE GOALS. The Performance Goal or Goals applicable to any Performance Share, Performance Unit or Performance Cash Award shall be based on the Performance Criteria selected by the Committee and designated in the Award Agreement. The Performance Criteria applicable to any Performance Share, Performance Unit or Performance Cash Award granted to a Covered Employee that is designated as, or deemed to be, a Performance-Based Compensation Award pursuant to Article 12 shall be limited to the Performance Criteria specifically listed in the Glossary. The Performance Criteria applicable to any other Performance Share, Performance Unit or Performance Cash Award shall include the Performance Criteria specifically listed in the Glossary and such other criteria or factors as may be determined by the Committee and specified in the Award Agreement. Except as otherwise provided in Article 12 with respect to Performance-Based Compensation Awards to Covered Employees, the Committee shall retain the power to adjust the Performance Goals, the level of attainment of the Performance Goals or otherwise increase or decrease the amount payable with respect to any Award made pursuant to this Article 11.

ARTICLE 12
PERFORMANCE-BASED COMPENSATION AWARDS

12.1            PURPOSE. Section 162(m) of the Code limits the amount of the Company’s deductions for compensation payable to Covered Employees to $1,000,000 per year. “Performance-based compensation” that meets the requirements set forth in Section 162(m) of the Code is not subject to this limitation. The purpose of this Article 12 is to enable the Committee to qualify some or all of the Awards granted pursuant to Articles 9, 10 and 11 as “performance-based compensation” pursuant to Section 162(m) of the Code. If the Committee decides that a particular Award to a Covered Employee should qualify as “performance-based compensation,” the Committee will provide in the Award Agreement or otherwise that the Award is intended to be a Performance-Based Compensation Award.

12.2            APPLICABILITY. This Article 12 shall apply only to Performance-Based Compensation Awards. If this Article 12 applies, its provisions control over any contrary provision contained in any other section of this Plan or any Award Agreement. The provisions of this Article 12 and any Award Agreement for a Performance-Based Compensation Award shall be interpreted in a manner consistent with the requirements of Section 162(m) of the Code. If any provision of this Plan or any Award Agreement for a Performance-Based Compensation Award does not comply with or is inconsistent with the requirements of Section 162(m) of the Code, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

12.3            DISCRETION OF COMMITTEE WITH RESPECT TO PERFORMANCE-BASED COMPENSATION AWARDS. With regard to a particular Performance Period, the Committee may select the length of such Performance Period, the type of Performance-Based Compensation Awards to be issued, the kind and/or level of the Performance Goal or Goals, and whether the Performance Goal or Goals is or are to apply to the Company, a Subsidiary or any division or business unit thereof or the Participant or any group of Participants. Depending on the Performance Criteria used to establish the Performance Goals, the Performance Goals may be stated in terms of absolute levels or relative to another company or to an index or indices.

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12.4            ESTABLISHMENT OF PERFORMANCE GOALS. A Performance-Based Compensation Award shall provide for payment only upon the attainment of one or more pre-established, objective Performance Goals. The Performance Goals, and the process by which they are established, shall satisfy all of the requirements of Section 162(m) of the Code. By way of illustration, but not limitation, the following requirements must be satisfied:

(a)                 The Performance Goals shall be based solely on the Performance Criteria specifically identified in the Glossary;

(b)                 The Performance Goals shall be considered to be pre-established only if the Performance Goals are established by the Committee in writing not later than 90 days after the commencement of the Performance Period for such Award provided that (i) the outcome must be substantially uncertain at the time the Committee establishes the Performance Goals; and (ii) in no event may the Committee establish the Performance Goals for any Performance-Based Compensation Award after 25% of the Performance Period for such Award has elapsed;

(c)                 A Performance Goal will be considered to be objective only if a third party having knowledge of the relevant facts could determine whether the Performance Goal has been met;

(d)                 The Performance Goal must state, in terms of an objective formula or standard, the method for computing the amount of compensation payable to the Covered Employee if the Goal is attained. For this purpose, the formula will be considered to be objective only if a third party having knowledge of the relevant performance results could calculate the amount to be paid to the Covered Employee; and

(e)                 The objective formula or standard must preclude discretion to increase the amount of compensation payable that would otherwise be due upon attainment of the Performance Goal.

12.5            PERFORMANCE EVALUATION; ADJUSTMENT OF GOALS. At the time that a Performance-Based Compensation Award is first issued, the Committee, in the Award Agreement or in another written document, shall specify whether performance will be evaluated including or excluding the effect of any of the following events that occur during the Performance Period, as the Committee deems appropriate: (i) decisions entered or settlements reached in litigation or regulatory proceedings; (ii) the write down or sale of assets; (iii) the impact of discontinued operations or any reorganization, liquidation or restructuring; (iv) the impact of changes in tax laws, accounting principles, regulatory actions or other laws affecting reported results; (v) extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual or quarterly reports filed with the Securities and Exchange Commission in respect of the applicable year; (vi) the impact of any mergers, acquisitions, spin-offs or other divestitures; and (vii) foreign exchange gains and losses.

The inclusion or exclusion of these items shall be expressed in a form that satisfies the requirements of Section 162(m) of the Code. The Committee also may, within the time prescribed by Section 162(m), adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants: (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development; or (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

12.6            ADJUSTMENT OF PERFORMANCE-BASED COMPENSATION AWARDS. The Committee may adjust the determinations of the degree of attainment (taking into account any adjustments required pursuant to Section 12.5) of the pre-established Performance Goals. Notwithstanding any provision herein to the contrary, the Committee may not make any adjustment or take any other action with respect to any Performance-Based Compensation Award that will increase the amount payable under any such Award. The Committee shall retain the power to adjust Performance-Based Compensation Awards downward or to otherwise reduce the amount payable with respect to any Performance-Based Compensation Award.

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12.7            CONTINUED EMPLOYMENT REQUIRED. Unless otherwise provided in the relevant Award Agreement, a Participant must be an employee of the Company or a Subsidiary on the day a Performance-Based Compensation Award for such Performance Period is paid to the Participant.

12.8            CERTIFICATION BY COMMITTEE. The payment for a Performance-Based Compensation Award shall not occur until the Committee certifies, in writing, that the pre-established Performance Goals and any other material terms and conditions precedent to such payment have been satisfied. Committee certification is not required for compensation that is attributable solely to the increase in the value of the Company’s Stock.

12.9            MAXIMUM AWARD PAYABLE. The maximum Performance-Based Compensation Award (other than a Performance Cash Award) payable to any one Participant pursuant to the Plan for any Performance Period is 400,000 shares of Stock or the equivalent cash value. The maximum Performance Cash Award payable to any one Participant for any Performance Period is $1,500,000. If the Performance Period is less than or exceeds 12 months, the dollar and share limits expressed in the preceding sentences shall be reduced or increased proportionately, as the case may be. For example, if the Performance Period is 3 years, the limit shall be increased by multiplying it by 3.

12.10         MISCELLANEOUS. The designation of a Covered Employee as a Participant for any Performance Period shall not in any manner entitle the Participant to receive a Performance-Based Compensation Award for such Performance Period. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant for any subsequent Performance Period.

ARTICLE 13
OTHER PROVISIONS APPLICABLE TO ALL AWARDS

13.1            LIMITS ON TRANSFER.

(a)                 General. Except as provided in Section 7.1(f), Section 8.1(f), Section 13.1(b) or Section 13.2, no right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to, or in favor of, any party other than the Company or any Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or any Subsidiary and except as otherwise provided by the Committee, no Award shall be assigned, transferred, or otherwise disposed of by a Participant other than by will or the laws of descent and distribution or pursuant to a domestic relations order (that would otherwise qualify as a qualified domestic relations order as defined in the Code or Title I of ERISA but for the fact that the order pertains to an Award) in favor of a spouse or, if applicable, until the expiration of any period during which any restrictions are applicable or any Performance Period as determined by the Committee.

(b)                 Transfers to Family Members. The Committee shall have the authority to adopt a policy that is applicable to existing Awards, new Awards, or both, which permits a Participant to transfer Awards during his or her lifetime to any Family Member. In the event an Award is transferred as permitted by such policy, such transferred Award may not be subsequently transferred by the transferee (other than another transfer meeting the conditions set forth in the policy) except by will or the laws of descent and distribution. A transferred Award shall continue to be governed by and subject to the terms and limitations of the Plan and relevant Award Agreement, and the transferee shall be entitled to the same rights as the Participant, as if the transfer had not taken place.

13.2            BENEFICIARIES. Notwithstanding Section 13.1, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death, and, in accordance with Section 7.2(d)(3), upon the Participant’s Disability. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If the Participant is married and resides in a community property state, a designation of a person other than the Participant’s spouse as his beneficiary with respect to more than 50% of the Participant’s interest in the Award shall not be effective without the prior written consent of the Participant’s spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is provided to the Company.

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13.3            STOCK CERTIFICATES. Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Board has determined, with advice of counsel, that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange or quotation system on which the shares of Stock are listed, quoted or traded. All Stock certificates delivered pursuant to the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal, state, or foreign jurisdiction, securities or other laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Board may require that a Participant make such reasonable covenants, agreements, and representations, as the Board deems advisable in order to comply with any such laws, regulations, or requirements.

13.4            CLAWBACK. Notwithstanding any provision of the Plan to the contrary, in an Award Agreement, the Committee shall include provisions calling for the recapture or clawback of all or any portion of an Award to the extent necessary to comply with applicable law in effect on the date of the Award Agreement, including, but not limited to, the final rules issued by the Securities and Exchange Commission and the New York Stock Exchange pursuant to Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act. The Committee also may include other clawback provisions in the Award Agreement as it determines to be appropriate. By accepting an Award, each Participant agrees to be bound by, and comply with, the terms of any such recapture or clawback provisions and with any Company request or demand for recapture or clawback.

ARTICLE 14
CHANGE OF CONTROL

14.1            BOARD DISCRETION. If a Change of Control occurs, the Board shall have the authority and discretion, but shall not have the obligation, to provide, in the Award Agreement or thereafter, that all or part of outstanding Options, SARs, and other Awards shall become fully exercisable and all or part of the restrictions on outstanding Awards shall lapse. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(e), the excess Options shall be deemed to be Nonqualified Stock Options. In addition, upon, or in anticipation of, a Change of Control, the Committee may: (i) cause all outstanding Awards to be canceled and terminated as of a specified date and give each Participant the right to exercise such Awards during a period of time as the Committee, in its sole discretion, shall determine, or (ii) cause all outstanding Awards to be canceled and terminated as of a specified date in exchange for a payment or right to payment pursuant to the terms and conditions set forth in the Change of Control transaction documents. With respect to an Award which the Company concludes is subject to (and not excepted from) the requirements of Section 409A, any actions taken by the Board pursuant to this Article 14 shall be done in compliance with Section 409A of the Code.

14.2            PARTICIPANT CONSENT NOT REQUIRED. Nothing in this Article 14 or any other provision of this Plan is intended to provide any Participant with any right to consent to or object to any transaction that might result in a Change of Control and each provision of this Plan shall be interpreted in a manner consistent with this intent. Similarly, nothing in this Article 14 or any other provision of this Plan is intended to provide any Participant with any right to consent to or object to any action taken by the Board pursuant to this Article 14.

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ARTICLE 15
AMENDMENT, MODIFICATION, AND TERMINATION

15.1            AMENDMENT, MODIFICATION, AND TERMINATION OF THE PLAN. With the approval of the Board, at any time and from time to time, the Committee may terminate, amend or modify the Plan; provided, however, that any such action of the Committee shall be subject to the approval of the shareholders to the extent necessary to comply with any applicable law, regulation, or rule of the stock exchange on which the shares of Stock are listed, quoted or traded. Except as provided in Section 4.4, neither the Board nor the Committee may, without the approval of shareholders: (i) increase the number of shares available for grant under the Plan; (ii) permit the Committee to grant Options or SARs with an exercise price or base value that is below Fair Market Value on the Date of Grant; (iii) permit the Committee to extend the exercise period for an Option or SAR beyond 10 years from the Date of Grant; (iv) amend Section 7.1(e) to permit the Committee to reprice previously granted Options; or (v) amend Section 8.1(e) to permit the Committee to reprice previously granted SARs.

15.2            AWARDS PREVIOUSLY GRANTED. Except as provided in the next sentence and subject to Section 14.2, no termination, amendment, or modification of the Plan or any Award Agreement shall adversely affect in any material way the rights of the holder under any Award previously granted pursuant to the Plan without the prior written consent of the holder of the Award. The consent of the holder of an Award is not needed if the change: (i) is required by law or regulation; (ii) does not adversely affect in any material way the rights of the holder; or (iii) is required to cause the benefits under the Plan to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code or to comply with the provisions of Section 409A of the Code. Additional rules relating to amendments to the Plan or any Award Agreement to assure compliance with Section 409A of the Code are set forth in Section 16.15.

15.3            PERFORMANCE-BASED COMPENSATION AWARDS. Except as provided in Article 14, the Committee shall not have the authority to amend an Award Agreement to accelerate the vesting or waive the forfeiture restrictions of any Performance-Based Compensation Awards. In addition, the Committee shall not take any other action that would cause a Performance-Based Compensation Award to fail to satisfy the requirements of the performance-based compensation exception to the deduction limitations imposed by Section 162(m) of the Code unless the Committee concludes that the deduction limitations will not become applicable or that the amendment is appropriate despite the deduction limitations imposed by Section 162(m) of the Code.

ARTICLE 16
GENERAL PROVISIONS

16.1            NO RIGHTS TO AWARDS. No Participant, employee, or other person shall have any claim to be granted any Award, and neither the Company nor the Committee is obligated to treat Participants, employees, and other persons uniformly.

16.2            NO SHAREHOLDERS RIGHTS. No Award gives the Participant any of the rights of a shareholder of the Company unless and until unrestricted shares of Stock are issued to the Participant or the restrictions on any shares previously issued lapse, except as specifically otherwise provided in the Plan or the Award Agreement.

16.3            WITHHOLDING. The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any taxable event concerning a Participant arising as a result of this Plan. With the Committee’s consent as expressed in an Award Agreement or in any policy adopted by the Committee, the Company may permit the Participant to satisfy a tax withholding requirement by: (i) directing the Company to withhold shares of Stock to which the Participant is entitled pursuant to the Award in an amount necessary to satisfy the Company’s applicable federal, state, local or foreign income and employment tax withholding obligations with respect to such Participant; (ii) tendering previously-owned shares of Stock held by the Participant for 6 months or longer to satisfy the Company’s applicable federal, state, local, or foreign income and employment tax withholding obligations with respect to the Participant (which holding period may be waived in accordance with Section 7.1(d)); (iii) a broker-assisted “cashless” transaction; or (iv) personal check or other cash equivalent acceptable to the Company.

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16.4            NO RIGHT TO CONTINUED EMPLOYMENT OR SERVICE. Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant’s employment or services at any time, nor confer upon any Participant any right to continue in the employ or service of the Company or any Subsidiary.

16.5            UNFUNDED STATUS OF AWARDS. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary. Neither the Participant nor any other persons shall have any interest in any fund or in any specific asset or assets of the Company or any other entity by reason of any Award, except to the extent provided hereunder.

16.6            RELATIONSHIP TO OTHER BENEFITS. No payment pursuant to the Plan shall be taken into account in determining any benefits pursuant to any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary, except as otherwise provided in such plan.

16.7            EXPENSES. The expenses of administering the Plan shall be borne by the Company.

16.8            TITLES AND HEADINGS. The titles and headings of the sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

16.9            SECURITIES LAW COMPLIANCE. With respect to any person who is, on the relevant date, obligated to file reports pursuant to Section 16 of the Exchange Act, transactions pursuant to this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors pursuant to the Exchange Act. Notwithstanding any other provision of the Plan, the Committee may impose such conditions on the exercise of any Award as may be required to satisfy the requirements of Rule 16b-3 or its successors pursuant to the Securities Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be void to the extent permitted by law and voidable as deemed advisable by the Committee.

16.10         GOVERNMENT AND OTHER REGULATIONS. The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register pursuant to the Securities Act of 1933, as amended, any of the shares of Stock paid pursuant to the Plan. If the shares paid pursuant to the Plan may in certain circumstances be exempt from registration pursuant to the Securities Act of 1933, as amended, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption. The Committee shall impose such restrictions on any Award as it may deem advisable, including without limitation, restrictions under applicable federal securities law, under the requirements of the New York Stock Exchange or any other exchange or automated quotation system upon which the Stock is then listed, quoted or traded and under any blue sky or state securities laws applicable to such Award.

16.11         GOVERNING LAW. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the jurisdiction of incorporation of the Company.

16.12         SUCCESSORS. All obligations of the Company under the Plan with respect to Awards shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect merger, consolidation, purchase of all or substantially all of the business and/or assets of the Company or otherwise.

16.13         SURVIVAL OF PROVISIONS. The rights, remedies, agreements, obligations and covenants contained in or made pursuant to this Plan, any Award Agreements and any notices or agreements made in connection with this Plan shall survive the execution and delivery of such notices and agreements and the delivery and receipt of such shares of Stock.

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16.14         INDEMNIFICATION. Each person who is or shall have been a member of the Committee or of the Board, or who has served as the CEO, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

16.15         COMPLIANCE WITH SECTION 409A.

(a)                 General Compliance. Some of the types of Awards that may be granted pursuant to the Plan (including, but not necessarily limited to, Restricted Stock Unit Awards, Performance Share Awards, Performance Unit Awards, Performance Cash Awards and Stock Unit Awards) may be considered to be “non-qualified deferred compensation” subject to the requirements of Section 409A of the Code. If an Award is subject to the requirements of Section 409A of the Code, the Company intends (but cannot and does not guarantee) that the Award Agreement and this Plan comply fully with and meet all of the requirements of Section 409A of the Code or an exception thereto and the Award Agreement shall include such provisions, in addition to the provisions of this Plan, as may be necessary to assure compliance with Section 409A of the Code or an exception thereto.

(b)                 Delay for Specified Employees. If, at the time of a Participant’s Separation from Service, the Company has any Stock which is publicly traded on an established securities market or otherwise, and if the Participant is considered to be a Specified Employee, to the extent any payment for any Award is subject to the requirements of Section 409A of the Code and is payable upon the Participant’s Separation from Service, such payment shall not commence prior to the first business day following the date which is 6 months after the Participant’s Separation from Service (or the date of the Participant’s death if earlier than the end of the 6 month period). Any amounts that would have been distributed during such 6 month period will be distributed on the day following the expiration of the 6 month period.

(c)                 Prohibition on Acceleration or Deferral. Under no circumstances may the time or schedule of any payment for any Award that is subject to the requirements of Section 409A of the Code be accelerated or subject to further deferral except as otherwise permitted or required by Section 409A of the Code. If the Company fails to make any payment pursuant to the payment provisions applicable to an Award that is subject to Section 409A of the Code, either intentionally or unintentionally, within the time period specified in such provisions, but the payment is made within the same calendar year, such payment will be treated as made within the specified time period. In addition, in the event of a dispute with respect to any payment, such payment may be delayed in accordance with Section 409A of the Code.

15

GLOSSARY

(a)                 “2004 Plan” means the Company’s 2004 Omnibus Stock Option Plan.

(b)                 “Acquired Plan” has the meaning ascribed to it in Section 4.5.

(c)                 “Award” means any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Unit, Performance Share, Performance Cash, Stock Grant, or Stock Unit Award granted to a Participant under the Plan.

(d)                 “Award Agreement” means any written agreement, contract, or other instrument or document, including an electronic agreement or document, evidencing an Award.

(e)                 “Board” means the Board of Directors of the Company.

(f)                  “Change of Control” means and shall be deemed to have occurred as of the date of the occurrence of any of the following events:

(1)                 Any person, or more than one person acting as a group (as determined in accordance with Treasury Regulation § 1.409A-3(i)(5)), acquires (or has acquired during the 12-month period ending on the most recent acquisition by such person or persons) ownership of stock of Company possessing 40% or more of the total voting power of the stock of Company, unless such person is, or shall be, a trustee or other fiduciary holding securities under an employee benefit plan of Company or a corporation owned, directly or indirectly, by the stockholders of Company in substantially the same proportion as their ownership of stock of Company;

(2)                 The sale, transfer or other disposition of all or substantially all of the assets of the Company to a person other than the Company or a Subsidiary; or

(3)                 During any period of 12 consecutive months, excluding any period prior to the Effective Date, the majority of the members of the Board is replaced by directors whose appointment or election is not endorsed by a majority of the members of the Board before the date of such appointment or election.

Notwithstanding the foregoing, except as otherwise provided in an Award Agreement, a Change of Control shall not occur for purposes of this Plan in the case of Awards that are subject to the requirements of Section 409A of the Code unless such Change of Control constitutes a “change in control event” as defined in Section 409A of the Code.

(g)                 “Chief Executive Officer” or “CEO” means the President and Chief Executive Officer of the Company.

(h)                 “Code” means the Internal Revenue Code of 1986, as amended. All references to the Code shall be interpreted to include a reference to any applicable rules, regulations, rulings or other official guidance promulgated pursuant to such section of the Code.

(i)                   “Committee” means the committee of the Board designated to administer the Plan pursuant to Section 3.1.

(j)                  “Company” means Accelr8 Technology Corporation, a Colorado corporation and any successor corporation.

(k)                 “Covered Employee” means an employee who is, or could be, a “covered employee” within the meaning of Section 162(m) of the Code.

(l)                   “Date of Grant” means, as determined by the Committee (or CEO with respect to an Award granted pursuant to Section 3.5), the latest to occur of: (i) the date as of which the Committee (or CEO) approves an Award, (ii) the date on which an Award to a prospective employee, officer, or member of the Board first becomes effective, or (iii) such other date as may be specified in the Award Agreement.

i

(m)               “Disability” means “disability” as that term is defined in Section 22(e)(3) of the Code unless a different definition is provided in the Award Agreement.

(n)                 “Effective Date” has the meaning ascribed to it in Section 1.1.

(o)                 “Exchange Act” means the Securities Exchange Act of 1934, as amended. All references to the Exchange Act shall be interpreted to include a reference to any applicable rules, regulations, rulings or other official guidance promulgated pursuant to such section of the Exchange Act.

(p)                 “ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

(q)                 “Fair Market Value” means the closing price for the Stock as reported on the New York Stock Exchange (or on any national securities exchange on which the Stock is then listed) for that date or, if no such prices are reported for that date, the closing price on the last day on which such prices were reported.

(r)                  “Family Member” means a Participant’s spouse and any parent, stepparent, grandparent, child, stepchild, or grandchild, including adoptive relationships or a trust or any other entity in which these persons (or the Participant) have more than 50% of the beneficial interest.

(s)                  “Incentive Stock Option” means an Option granted pursuant to and in compliance with Section 7.2.

(t)                  “Nonqualified Stock Option” means an Option granted pursuant to Section 7.1 that is not intended to be an Incentive Stock Option.

(u)                 “Option” means a right granted to a Participant pursuant to Article 7. An Option may be either an Incentive Stock Option or a Nonqualified Stock Option.

(v)                 “Participant” means a person who has been granted an Award.

(w)                “Performance-Based Compensation Award” means an Award intended to satisfy the requirements of the performance-based compensation exception to the limitations imposed by Section 162(m) of the Code on the tax deductibility of compensation payable to Covered Employees.

(x)                 “Performance Cash” means a right granted to a Participant pursuant to Section 11.3.

(y)                 “Performance Criteria” means the criteria, or any combination of the criteria, that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria that will be used to establish Performance Goals for Performance-Based Compensation Awards are limited to the following: EBITDA; EBIT; costs; operating income; net income; cash flow; operating cash flow; net cash flow; retained earnings; budget achievement; return on equity; return on assets; return on capital employed; return on invested capital; expense spending; O&M expense; gross margin; net margin; market capitalization; customer satisfaction; revenues; financial return ratios; market share; shareholder return and/or value (including but not limited to total shareholder return); operating profits (including earnings before or after income taxes, depreciation and amortization); net profits; earnings per share; earnings per share growth; profit returns and margins; stock price; working capital; production cost; project milestones; economic value added; equipment performance; operating efficiency; debt; dividends; corporate governance; and health and safety (including environmental health and safety). The Performance Criteria that will be used to establish performance goals with respect to any Award other than a Performance-Based Compensation Award that is subject to Article 12 will include the above-listed Performance Criteria and such other criteria as may be set forth in the applicable Award Agreement. Any of the Performance Criteria may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group, indices, or any other basket of companies. Financial Performance Criteria may, but need not, be calculated in accordance with generally accepted accounting principles (“GAAP”) or any successor method to GAAP, including International Financial Reporting Standards. The Committee shall, within the time prescribed by Section 162(m) of the Code, define in an objective fashion the manner of calculating the Performance Criteria it selects to use for a particular Performance Period for a particular Participant.

(z)                 “Performance Goals” means, for a Performance Period, the goals established in writing by the Committee for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, plant, or an individual. The Performance Goals may be stated in terms of absolute levels or relative to another company or companies or to an index or indices.

(aa)             “Performance Period” means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, an Award.

(bb)             “Performance Share” means a right granted to a Participant pursuant to Section 11.1.

(cc)              “Performance Unit” means a right granted to a Participant pursuant to Section 11.2.

(dd)             “Plan” means this Accelr8 Technology Corporation 2012 Omnibus Equity Incentive Plan, as it may be amended from time to time.

(ee)              “Prior Plans” means the 2004 Plan, the Company’s 1996 Nonqualified Stock Option Plan, and any other similar plan adopted by the Company at any time in the past, which has not yet lapsed or expired.

(ff)               “Restricted Stock” means Stock granted to a Participant pursuant to Section 9.1.

(gg)              “Restricted Stock Unit” means a right granted to a Participant pursuant to Section 9.2.

(hh)             “Separation from Service” is a term that applies only in the context of an Award that the Company concludes is subject to Section 409A of the Code. In that limited context, the term “Separation from Service” means either: (i) the termination of a Participant’s employment with the Company and all Subsidiaries due to death, retirement or other reasons; or (ii) a permanent reduction in the level of bona fide services the Participant provides to the Company and all Subsidiaries to an amount that is less than 50% of the average level of bona fide services the Participant provided to the Company and all Subsidiaries in the immediately preceding 36 months, with the level of bona fide service calculated in accordance with Treasury Regulation Section 1.409A-1(h)(1)(ii).

Solely for purposes of determining whether a Participant has a “Separation from Service,” a Participant’s employment relationship is treated as continuing while the Participant is on military leave, medical or sick leave, or other bona fide leave of absence (if the period of such leave does not exceed six months, or if longer, so long as the Participant’s right to reemployment with the Company or a Subsidiary is provided either by statute or contract). If the Participant’s period of leave exceeds six months and the Participant’s right to reemployment is not provided either by statute or by contract, the employment relationship is deemed to terminate on the first day immediately following the expiration of such six-month period. Whether a Termination of Employment has occurred will be determined based on all of the facts and circumstances and in accordance with Section 409A of the Code.

In the case of a non-employee member of the Board, Separation from Service means that such member has ceased to be a member of the Board. Whether an independent contractor consultant has incurred a Separation from Service will be determined in accordance with Treasury Regulation Section 1.409A-1(h).

(ii)                 “Specified Employee” means an employee who, as of the date of his or her Separation from Service, is (i) an officer of the Company or any Subsidiary having an annual compensation greater than $165,000, (ii) a 5% owner of the Company or any Subsidiary, or (iii) a 1% owner of the Company or any Subsidiary having an annual compensation from the Company and all of Subsidiary of more than $165,000. The dollar limitations set forth above shall be adjusted to reflect cost of living increases in accordance with Section 416(i)(1)(A) of the Code. An employee will be treated as a Specified Employee for a particular calendar year if the employee meets any of the above requirements (applied in accordance with Section 416 of the Code and disregarding Section 416(i)(5)) at any time during the 12-month period ending on December 31 of the prior calendar year.

(jj)                “Stock” means the common stock of the Company or any security that may be substituted for Stock or into which Stock may be changed pursuant to Article 4.

(kk)             “Stock Appreciation Right” or “SAR” means a right granted to a Participant pursuant to Article 8.

(ll)                 “Stock Grant Award” means the grant of Stock to a Participant pursuant to Section 10.1.

(mm)         “Stock Unit” means a right granted to a Participant pursuant to Section 10.2.

(nn)             “Subsidiary” means any subsidiary or parent of the Company that is: (i) a member of a “controlled group of corporations” (within the meaning of Section 414(b) of the Code as modified by Section 415(h) of the Code) that includes the Company as a member of the group; or (ii) a member of a group of trades or businesses under common control (within the meaning of Section 414(c) of the Code as modified by Section 415(h) of the Code) that includes the Company as a member of the group. In applying Section 1563(a)(1), (2) and (3) of the Code for purposes of determining the members of a controlled group of corporations under Section 414(b) of the Code, the language “at least 50%” shall be used instead of “at least 80%” each place it appears in Section 1563(a)(1), (2) and (3) and in applying Treasury Regulation Section 1.414(c)-2 for purposes of determining the members of a group of trades or businesses (whether or not incorporated) that are under common control for purposes of Section 414(c) of the Code, the language “at least 50%” shall be used instead of “at least 80%” each place it appears in Treasury Regulation Section 1.414(c)-2.

(oo)             “Termination of Employment” or “Termination of Service” means the cessation of performance of services for the Company. For this purpose, the transfer of a Participant among the Company and any Subsidiary, or transfer from a position as a member of the Board to Employee, shall not be considered a Termination of Service or a Termination of Employment with the Company. In the context of an Award that is subject to the requirements of Section 409A of the Code, the terms “Termination of Service” and “Termination of Employment” mean a Separation from Service.

PROXY CARD

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2
1
1

VOTE BY INTERNET - www.proxyvote.com
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ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
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VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL# → 000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors
Nominees

For All	Withhold All	For All Except
▢	▢	▢

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

01 Lawrence Mehren 02 John Patience 03 Jack Schuler 04 Matthew Strobeck, Ph.D.

02 0000000000

The Board of Directors recommends you vote FOR proposals 2 through 6.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

0000151799_1 R1.0.0.11699

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com .

ACCELR8 TECHNOLOGY CORPORATION
Annual Meeting of Shareholders
December 12, 2012
This proxy is solicited by the Board of Directors

The undersigned revokes all previous proxies, acknowledges receipt of the Notice of Annual Meeting of Shareholders to be held on December 12, 2012 and the Proxy Statement and appoints Lawrence Mehren as proxy of the undersigned, with full power of substitution to vote all shares of common stock of Accelr8 Technology Corporation, a Colorado corporation (the "Company"), that the undersigned is entitled to vote, either on his or her own behalf of any entity or entities, at the Annual Meeting of Shareholders of the Company to be held on Wednesday, December 12, 2012, at 2:30 p.m., local time, at The Warwick Hotel, 1776 Grant Street, Denver, Colorado 80203, and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this proxy shall be voted in the manner set forth on the reverse side.

IF YOU RETURN YOUR PROPERLY EXECUTED PROXY, WE WILL VOTE YOUR SHARES AS YOU DIRECT. IF YOU DO NOT SPECIFY ON YOUR PROXY HOW YOU WANT TO VOTE YOUR SHARES, WE WILL VOTE THEM FOR PROPOSALS NO. 1, 2, 3, 4 AND 5, IN THE DISCRETION OF THE PROXY ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

0000151799_2 R1.0.0.11699

Continued and to be signed on reverse side